                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (date of earliest event reported): September 12, 1996



                          USA WASTE SERVICES, INC.
           (Exact name of registrant as specified in its charter)

                       Commission file number 1-12154
                                              -------


                DELAWARE                                         73-1309529
       (State or other jurisdiction of                       (I.R.S. Employer
        incorporation or organization)                       Identification No.)


     5400 LBJ FREEWAY, SUITE 300 - TOWER ONE
               DALLAS, TEXAS                                        75240
     (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (972) 383-7900

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(a) Pro Forma Condensed Consolidated Financial Statements

The pro forma condensed consolidated financial statements of USA Waste Services, Inc. and subsidiaries (the "Company") listed below present the pro forma balance sheet as if the acquisitions which occurred after June 30, 1996 were consummated as of that date, and pro forma results of operations as if 1996 acquisitions had occured on January 1, 1995. The pro forma condensed consolidated balance sheet is as of June 30, 1996. The pro forma condensed consolidated statements of operations are for the six months ended June 30, 1996 and for the year ended December 31, 1995.

(b) Exhibits

23.1   Consent of Independent Auditors

23.2   Consent of Independent Accountants

23.3   Consent of Independent Auditors

23.4   Consent of Independent Auditors

23.5   Consent of Independent Auditors

23.6   Consent of Independent Public Accountants

23.7   Consent of Independent Auditors

       INDEX TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                                    Page
                                                                                                                    ----
Item 7.  Financial Statements and Exhibits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

         Pro Forma Condensed Consolidated Balance Sheet (unaudited) as of June 30, 1996 . . . . . . . . . . . . . .   6

         Pro Forma Condensed Consolidated Statement of Operations
                 (unaudited) for the six months ended June 30, 1996 . . . . . . . . . . . . . . . . . . . . . . . .   7

         Pro Forma Condensed Consolidated Statement of Operations
                 (unaudited) for the year ended December 31, 1995 . . . . . . . . . . . . . . . . . . . . . . . . .   8

         Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited) . . . . . . . . . . . . . . . .   9

         Financial Statements of Businesses Acquired:

                 Acquired Quebec Solid Waste Companies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
                          Transport Sanico Lte'e:
                            Auditors' Report
                            Statement of Earnings and Retained Earnings for the Year ended December 31, 1995
                            Balance Sheet as of December 31, 1995
                            Statement of Changes in Financial Position for the Year Ended December 31, 1995
                            Notes to Financial Statements
                          Les Entreprises De Rebuts Sanipan Inc.:
                            Auditors' Report
                            Statement of Earnings and Retained Earnings for the Year ended December 31, 1995
                            Balance Sheet as of December 31, 1995
                            Statement of Changes in Financial Position for the Year Ended December 31, 1995
                            Notes to Financial Statements

                 Acquired Michigan and Ontario Solid Waste Companies . . . . . . . . . . . . . . . . . . . . . . .   22
                          Report of Independent Accountants
                          Historical Summary of Revenues and Direct Expenses for the year ended December 31, 1995
                          Notes to Historical Summary of Revenues and Direct Expenses
                          Report of Independent Accountants
                          Historical Summary of Net Book Value of Property, Plant and Equipment
                          Notes to Historical Summary of Net Book Value of Property, Plant and Equipment

                 Kasper Brothers, Inc. Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
                          Report of Independent Accountants
                          Balance Sheet as of September 30, 1995
                          Statement of Operations and Retained Earnings for the year ended September 30, 1995
                          Statement of Cash Flows for the year ended September 30, 1995
                          Notes to Financial Statements

                 Arnoni Group Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
                          Report of Independent Auditors
                          Combined Balance Sheet as of December 31, 1995
                          Combined Statement of Income and Retained Earnings for the year ended December 31, 1995
                          Notes to Combined Financial Statements

                 Jennings Environmental Services, Inc. Financial Statements. . . . . . . . . . . . . . . . . . . .   50
                          Independent Auditors' Report
                          Balance Sheet as of December 31, 1995
                          Statement of Income for the year ended December 31, 1995
                          Statement of Changes in Stockholders' Equity for the year ended December 31, 1995
                          Statement of Cash Flows for the year ended December 31, 1995
                          Notes to Financial Statements

                 Grand Central Sanitation, Inc. and Related Companies. . . . . . . . . . . . . . . . . . . . . . .   62
                          Independent Auditors' Report
                          Combined Balance Sheet as of December 31, 1995
                          Combined Statement of Income for the year ended December 31, 1995
                          Combined Statement of Stockholders' Equity for the year ended December 31, 1995
                          Combined Statement of Cash Flows for the year ended December 31, 1995
                          Notes to Combined Financial Statements

                 Garnet Group Combined Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    80
                          Report of Independent Public Accountants
                          Combined Balance Sheet as of December 31, 1995
                          Combined Statement of Operations for the year ended December 31, 1995
                          Combined Statement of Stockholders' Deficit for the year ended December 31, 1995
                          Combined Statement of Cash Flows for the year ended December 31, 1995
                          Notes to Combined Financial Statements

                 Orange Group Combined Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    93
                          Report of Independent Auditors
                          Combined Balance Sheet as of December 31, 1995
                          Combined Statement of Operations for the year ended December 31, 1995
                          Combined Statement of Retained Earnings for the year ended December 31, 1995
                          Combined Statement of Cash Flows for the year ended December 31, 1995
                          Notes to Combined Financial Statements

                 Combined Companies (City, Alpine, and LGI) Financial Statements  . . . . . . . . . . . . . . . . . .   108
                          Report of Independent Public Accountants
                          Combined Balance Sheet as of December 31, 1995
                          Combined Statement of Operations for the year ended December 31, 1995
                          Combined Statement of Stockholders' Equity and Partners' Capital for the year ended
                                 December 31, 1995
                          Combined Statement of Cash Flows for the year ended December 31, 1995
                          Notes to Combined Financial Statements

                           USA WASTE SERVICES, INC.
            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 (Unaudited)


      During 1996, USA Waste Services, Inc. (the "Company") acquired several waste collection businesses and landfills, at various dates, as described in Notes 2 and 16 to the 1995 Supplemental Consolidated Financial Statements and Notes 1 and 5 to the 1996 Supplemental Interim Condensed Consolidated Financial Statements included in the Company's Current Report on Form 8-K dated
November 12, 1996, filed in connection with the acquisition of Sanifill, Inc. (the "Supplemental Financial Statements"). For those acquisitions accounted for under the pooling of interests method, the financial statements of the acquired companies are included with the Supplemental Financial Statements at their historical amounts, and, if material, all periods presented are restated as if the combination occurred on the first day of the earliest year presented. For acquisitions accounted for as purchases, the financial statements of the businesses acquired are included with the Supplemental Financial Statements since the date of the acquisitions.

      The accompanying pro forma condensed consolidated balance sheet as of June 30, 1996 has been prepared as if the acquisitions which occurred after June 30, 1996 were consummated as of that date. The accompanying pro forma condensed consolidated statements of operations for the year ended December 31, 1995 and for the six month period ended June 30, 1996 present the pro forma results of operations of the Company as if the 1996 acquisitions had occurred on January 1, 1995. The accompanying pro forma condensed consolidated financial statements should be read in conjunction with the Supplemental Financial Statements.

                          USA WASTE SERVICES, INC.
               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
             (In Thousands, Except Share and Par Value Amounts)
                                 (Unaudited)

                                June 30, 1996



                                                                                         BUSINESSES
                                                                                          ACQUIRED
                                                                                           AFTER
                                                                 SUPPLEMENTAL           JUNE 30, 1996
                                                                   (NOTE 1)               (NOTE 2)              PRO FORMA
                                                                 ------------          --------------          ------------
ASSETS
Current Assets:
  Cash and cash equivalents                                      $    34,626              ($11,787)            $    22,839
  Accounts receivable, net                                           176,422                 1,254                 177,676
  Notes and other receivables                                         14,343                    --                  14,343
  Deferred income taxes                                               38,870                    --                  38,870
  Prepaid expenses and other                                          39,333                   213                  39,546
                                                                 -----------            ----------             -----------
     Total current assets                                            303,594               (10,320)                293,274
                                                                 -----------            ----------             -----------

Notes and other receivables                                           28,937                    --                  28,937
Property and equipment, net                                        1,586,353                97,139               1,683,492
Excess of cost over net assets of acquired
  business, net                                                      278,494               132,623                 411,117
Other intangible assets, net                                          63,185                 6,127                  69,312
Other assets                                                         117,332                 2,386                 119,718
                                                                 -----------            ----------             -----------
     Total assets                                                $ 2,377,895            $  227,955             $ 2,605,850
                                                                 -----------            ----------             -----------


LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable                                               $    73,154                   426             $    73,580
  Accrued liabilities                                                 93,170                 3,045                  96,215
  Deferred revenues                                                   15,853                   374                  16,227
  Current maturities of long-term debt                                24,766                 2,863                  27,629
                                                                 -----------            ----------             -----------
     Total current liabilities                                       206,943                 6,708                 213,651
                                                                 -----------            ----------             -----------

Long-term debt                                                       928,147               108,758               1,036,905
Closure, post-closure, and other liabilities                         167,812                25,166                 192,978
Deferred income taxes                                                 28,845                29,400                  58,245
                                                                 -----------            ----------             -----------
                                                                   1,331,747               170,032               1,501,353
                                                                 -----------            ----------             -----------

Commitments and contingencies

Stockholders' equity:
  Preferred stock:  $1.00 par value; 10,000,000 shares
     authorized; none issued                                              --                    --                      --
  Common stock:  $.01 par value; 150,000,000 shares
     authorized; historical 134,289,891 shares
     (137,184,979 pro forma shares) issued and
     outstanding                                                       1,343                    29                   1,372
  Additional paid-in capital                                       1,167,105                59,444               1,226,549
  Retained earnings (accumulated deficit)                           (107,170)               (1,352)               (108,522)
  Foreign currency translation adjustment                            (14,646)                   --                 (14,646)
  Less treasury stock at cost, 23,485 shares                            (484)                 (198)                   (682)
                                                                 -----------            ----------             -----------
     Total stockholders' equity                                    1,046,148                57,923               1,104,071
                                                                 -----------            ----------             -----------
     Total liabilities and stockholders' equity                  $ 2,377,895            $  227,955             $ 2,605,850
                                                                 ===========            ==========             ===========



NOTE 1 The supplemental consolidated balance sheet will become the historical consolidated balance sheet of the Company after financial statements covering the date of consummation of the Sanifill, Inc. merger
        (August 30, 1996) are issued.

NOTE 2 To reflect the historical balance sheet for acquisitions accounted for as poolings of interests and the purchase price allocations for acquisitions accounted for as purchases.


     See notes to pro forma condensed consolidated financial statements.

                            USA WASTE SERVICES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    (In Thousands, Except Per Share Amounts)
                                  (Unaudited)

                     For the Six Months Ended June 30, 1996



                                                              BUSINESSES         BUSINESSES
                                                               ACQUIRED           ACQUIRED
                                                               THROUGH             AFTER
                                                               JUNE 30,           JUNE 30,
                                             SUPPLEMENTAL        1996               1996         PRO FORMA
                                               (NOTE 1)        (NOTE 2)           (NOTE 3)       ADJUSTMENTS       PRO FORMA
                                             -----------      -----------       -----------      -----------      -----------
Operating revenues                           $  610,267       $    28,513        $    42,711      $      --        $  681,491
                                             ----------       -----------        -----------      ---------        ----------
Costs and expenses:
   Operating                                    336,211            15,739             12,530             --           364,479
   General and administrative                    76,853             4,252              4,218             --            85,323
   Depreciation and amortization                 69,804             3,745              2,986             --            76,536
   Merger costs                                  38,100                --                 --             --            38,100
   Unusual items                                 12,952                --                 --             --            12,952
                                             ----------       -----------        -----------      ---------        ----------
                                                533,920            23,736             19,734             --           577,390
                                             ----------       -----------        -----------      ---------        ----------

Income from operations                           76,347             4,777             22,977             --           104,100
                                             ----------       -----------        -----------      ---------        ----------

Other income (expense):
   Interest expense                             (22,457)           (3,024)            (9,641)            --           (35,122)
   Interest income                                2,998                96                128             --             3,222
   Other income, net                              2,542               (38)                47             --             2,552
                                             ----------       -----------        -----------      ---------        ----------
                                                (16,917)           (2,966)            (9,465)            --           (29,348)
                                             ----------       -----------        -----------      ---------        ----------


Income before provision for income taxes         59,430             1,811             13,511             --            74,752
Provision for income taxes                       33,846               721              5,469            (61)(a)        39,975
                                             ----------       -----------        -----------      ---------        ----------
Net income                                   $   25,584       $     1,091        $     8,042      $      61        $   34,778
                                             ==========       ===========        ===========      =========        ==========


Earnings per common share                    $     0.19                                                            $     0.25
                                             ==========                                                            ==========

Weighted average number of common and
   common equivalent shares outstanding         135,790             1,375              2,895                          140,060
                                             ==========       ===========        ===========      ===========      ==========




NOTE 1 The supplemental consolidated statement of operations will become the historical consolidated statement of operations of the Company after financial statements covering the date of consummation of the Sanifill, Inc. merger (August 30, 1996) are issued.

NOTE 2 To reflect the revenues and expenses of businesses acquired during 1996 for the periods from January 1, 1996 through the dates of acquisition.

NOTE 3 To reflect the revenues and expenses of businesses acquired subsequent to June 30, 1996 for the six months ended June 30, 1996.


      See notes to pro forma condensed consolidated financial statements.

                            USA WASTE SERVICES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    (In Thousands, Except Per Share Amounts)
                                  (Unaudited)

                      For the Year Ended December 31, 1995





                                                                       AUDITED           OTHER
                                                                      BUSINESSES       BUSINESSES
                                                                       ACQUIRED         ACQUIRED
                                                                        AFTER             AFTER
                                                 SUPPLEMENTAL        DECEMBER 31,     DECEMBER 31,   PRO FORMA
                                                   (NOTE 1)             1995              1995      ADJUSTMENTS      PRO FORMA
                                                  ----------         ----------        ---------    -----------     ------------
Operating revenues                                $  987,705         $  127,054        $  96,090     $     --       $  1,210,849
Costs and expenses:
  Operating                                          551,305             81,778           53,147           --            686,230
  General and administrative                         140,051             24,377           14,730           --            179,158
  Depreciation and amortization                      119,570             13,225            8,340           --            141,135
  Merger costs                                        25,639                 --               --           --             25,639
  Unusual items                                        4,733                 --               --           --              4,733
                                                  ----------         ----------        ---------     --------       ------------
                                                     841,298            119,380           76,217           --          1,036,895
                                                  ----------         ----------        ---------     --------       ------------

Income from operations                               146,407              7,674           19,873           --            173,954

Other income (expense):
  Interest expense:
     Nonrecurring                                    (10,994)                --               --           --            (10,994)
     Other                                           (48,558)            (4,549)          (6,421)          --            (59,528)
  Interest income                                      5,482                325              325           --              6,132
  Other income, net                                    5,143             (1,728)             323           --              3,738
                                                  ----------         ----------        ---------     --------       ------------
                                                     (48,927)            (5,952)          (5,773)          --            (60,652)
                                                  ----------         ----------        ---------     --------       ------------


Income  before provision for income taxes             97,480              1,722           14,100           --            113,302
Provision for income taxes                            44,992                787            1,752        3,788 (a)         51,319
                                                  ----------         ----------        ---------     --------       ------------
Net income                                        $   52,488         $      935        $  12,348     $ (3,788)      $     61,983
                                                  ==========         ==========        =========     ========       ============


Earnings per common share                         $     0.46                                                        $       0.52 (b)
                                                  ==========                                                        ============

Weighted average number of common and
  common equivalent shares outstanding               113,279                847              114        5,303 (b)        119,543
                                                  ==========         ==========        =========     ========       ============



NOTE 1 The supplemental consolidated statement of operations will become the historical consolidated statement of operations of the Company after financial statements covering the date of consummation of the Sanifill, Inc. merger (August 30, 1996) are issued.


     See notes to pro forma condensed consolidated financial statements.

                            USA WASTE SERVICES, INC.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)




         The accompanying pro forma condensed consolidated financial statements for the Company have been prepared based upon certain pro forma adjustments to the Supplemental Financial Statements. These pro forma adjustments are described below:

         (a) Provision for income taxes reflects the corporate income tax rate of 40% for all acquired businesses.

         (b) Pro forma earnings per common share for each period is based on the combined weighted average number of shares outstanding (considering pro forma shares issued by the Company in connection with the acquisitions).

                            SAMSON BeLAIR/DELOITTE & TOUCHE, S.E.N.C.
                            CHARTERED ACCOUNTANTS
                            1, Place Ville-Marie       Telephone: (514) 393-7115
                            Suite 3000                 Facsimile: (514) 393-7140
                            Montreal, Quebec  H3B 4T9


AUDITORS' REPORT


To the Directors of
Transport Sanico Ltee

We have audited the balance sheet of Transport Sanico Ltee as at December 31, 1995 and the statements of earnings and retained earnings and of changes in financial position for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in Canada. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 1995 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles in Canada.



/s/ DELOITTE & TOUCHE

Chartered Accountants
Montreal, Quebec
October 25, 1996

TRANSPORT SANICO LTEE
STATEMENT OF EARNINGS AND RETAINED EARNINGS
YEAR ENDED DECEMBER 31, 1995
======================================================================
                                                 1995        1994
----------------------------------------------------------------------
                                                  $           $
                                                           (unaudited)

REVENUE                                        6,638,214    6,658,879

Operating expenses                             4,020,825    4,264,678
----------------------------------------------------------------------
Gross margin                                   2,617,389    2,394,201
----------------------------------------------------------------------

Sales and administrative expenses              3,153,346    1,605,090

Amortization of capital assets                     5,024        5,479
----------------------------------------------------------------------
                                               3,158,370    1,610,569
----------------------------------------------------------------------
(Loss) earnings before income taxes            (540,981)      783,632

Income taxes
  Current (recovery)                           (197,608)      298,207
  Deferred                                           768        3,869
----------------------------------------------------------------------
                                               (196,840)      302,076
----------------------------------------------------------------------
Net (loss) earnings                            (344,141)      481,556
Retained earnings, beginning of year           2,655,763    2,174,207
----------------------------------------------------------------------
RETAINED EARNINGS, END OF YEAR                 2,311,622    2,655,763
======================================================================

TRANSPORT SANICO LTEE
BALANCE SHEET
AS AT DECEMBER 31, 1995
======================================================================
                                                 1995       1994
----------------------------------------------------------------------
                                                   $          $
                                                          (unaudited)

ASSETS
Current assets
  Cash                                         1,545,665    1,128,048
  Accounts receivable                            318,263      285,052
  Prepaid advances and deposits                  158,462       70,490
  Advances to affiliated companies             1,858,208    1,892,590
  Income taxes                                   464,238            -
----------------------------------------------------------------------
                                               4,344,836    3,376,180

Capital assets (Note 3)                           19,785       28,013

Other assets                                           -       77,600
----------------------------------------------------------------------
                                               4,364,621    3,481,793
======================================================================


LIABILITIES
Current liabilities
  Accounts payable and accrued liabilities       799,142      460,894
  Advances from affiliated companies           1,251,744      326,364
  Income taxes                                         -       37,427
  Deferred income taxes                            2,013        1,245
----------------------------------------------------------------------
                                               2,052,899      825,930
----------------------------------------------------------------------

SHAREHOLDERS' EQUITY
  Share capital (Note 4)                             100          100
  Retained earnings                            2,311,622    2,655,763
----------------------------------------------------------------------
                                               2,311,722    2,655,863
----------------------------------------------------------------------
                                               4,364,621    3,481,793
======================================================================

TRANSPORT SANICO LTEE
STATEMENT OF CHANGES IN FINANCIAL POSITION
YEAR ENDED DECEMBER 31, 1995
======================================================================
                                                 1995         1994
----------------------------------------------------------------------
                                                   $            $
                                                           (unaudited)


OPERATING ACTIVITIES
  Cash provided by operations
    Net (loss) earnings                        (344,141)      481,556
    Items not affecting cash
      Amortization of capital assets               5,024        5,479
      Gain on sale                                     -        3,869
      Deferred income taxes                          768            -
----------------------------------------------------------------------
                                               (338,349)      490,904

    Changes in non-cash working capital items    675,162      455,787
----------------------------------------------------------------------
                                                 336,813      946,691
----------------------------------------------------------------------

INVESTING ACTIVITIES
  Other assets                                    77,600       92,577
  Proceeds on disposal of capital assets           3,204        5,321
----------------------------------------------------------------------
                                                  80,804       97,898
----------------------------------------------------------------------

Net change in cash                               417,617    1,044,589
Cash, beginning of year                        1,128,048       83,459
----------------------------------------------------------------------
CASH, END OF YEAR                              1,545,665    1,128,048
======================================================================

TRANSPORT SANICO LTEE
STATEMENT OF CHANGES IN FINANCIAL POSITION
YEAR ENDED DECEMBER 31, 1995
================================================================================

1.  STATUS AND NATURE OF ACTIVITIES

    The Company is incorporated under the Canada Business Corporations Act, and is wholly-owned by Intersan Inc. Its main operations are the picking-up and transportation of waste.

2.  ACCOUNTING POLICIES

    The financial statements have been prepared in accordance with accounting principles generally accepted in Canada. They have been prepared for filing with the United States Securities and Exchange Commission.The significant accounting policies are as follows:

    Revenue recognition

    Contract revenues are accounted for when services are rendered.

    Capital assets

    Capital assets are recorded at acquisition cost and are amortized over their estimated useful lives using the following methods, rates and terms:


                                  Method               Rate/term
                                  ------               ---------

           Equipment             diminishing balance  20%
           Office furniture      diminishing balance  20%
           Automotive equipment  straight-line        5 to 10 years


3.  CAPITAL ASSETS

                                         1995                   1994
                             ------------------------------  -----------
                                     Accumulated   Net Book   Net Book
                              Cost   Amortization   Value       Value
                             ------  ------------  --------  -----------
                               $          $           $           $
                                                             (unaudited)

       Equipment             56,231        40,104    16,127       23,845
       Office furniture      18,358        16,826     1,532        2,126
       Automotive equipment   7,089         4,963     2,126        2,042
       -----------------------------------------------------------------
                             81,678        61,893    19,785       28,013
       =================================================================

TRANSPORT SANICO LTEE
STATEMENT OF CHANGES IN FINANCIAL POSITION
YEAR ENDED DECEMBER 31, 1995
================================================================================

4.  SHARE CAPITAL

    Authorized
       An unlimited number of preferred shares, non-voting, without par value

       An unlimited number of common shares, without par value


                                              1995             1994
                                              ---------------------
                                               $                $

       Issued
         100  common shares                   100              100
    ============================================================================


5.  RELATED PARTY TRANSACTIONS

    During the year, sales and administrative expenses included management fees for an amount of $1,000,000 (nil in 1994) payable to the parent company.

                            SAMSON BeLAIR/DELOITTE & TOUCHE, S.E.N.C.
                            CHARTERED ACCOUNTANTS
                            1, Place Ville-Marie       Telephone: (514) 393-7115
                            Suite 3000                 Facsimile: (514) 393-7140
                            Montreal, Quebec  H3B 4T9


AUDITORS' REPORT


To the Directors of Les entreprises de rebuts Sanipan Inc.

We have audited the balance sheet of Les entreprises de rebuts Sanipan Inc. as at December 31, 1995 and the statements of earnings, retained earnings and changes in financial position for the year then ended. The scope of these financial statements is described in Note 7 to the financial statements. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in Canada. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 1995 and the results of its operations and the changes in its financial position, as described in Note 7, for the year then ended, in accordance with generally accepted accounting principles in Canada.



/s/ DELOITTE & TOUCHE

Chartered Accountants
Montreal, Quebec
October 25, 1996

LES ENTREPRISES DE REBUTS SANIPAN INC.
STATEMENT OF EARNINGS AND RETAINED EARNINGS
YEAR ENDED DECEMBER 31, 1995

===============================================================================
                                                       1995             1994
-------------------------------------------------------------------------------
                                                        $                $
                                                                    (unaudited)
SALES                                                9,698,011       10,254,600

Operating expenses                                   7,108,132        6,867,768
-------------------------------------------------------------------------------
Gross margin                                         2,589,879        3,386,832
-------------------------------------------------------------------------------

Sales and administrative expenses                    2,187,376        1,773,221

Write-down of investments                            1,077,161             --

Amortization of capital assets                         825,208          450,645
-------------------------------------------------------------------------------
                                                     4,089,745        2,223,866
-------------------------------------------------------------------------------
Earnings before income taxes                        (1,499,866)       1,162,966
-------------------------------------------------------------------------------

Income taxes
    Current recovery                                  (258,000)         (13,264)
    Deferred                                           293,000          442,435
-------------------------------------------------------------------------------
                                                        35,000          429,171
-------------------------------------------------------------------------------

Net earnings                                        (1,534,866)         733,795

Retained earnings, beginning of year                 3,600,522        2,866,727
-------------------------------------------------------------------------------
RETAINED EARNINGS, END OF YEAR                       2,065,656        3,600,522
===============================================================================

LES ENTREPRISES DE REBUTS SANIPAN INC.
BALANCE SHEET
AS AT DECEMBER 31, 1995

================================================================================
                                                          1995          1994
--------------------------------------------------------------------------------
                                                           $              $
                                                                     (unaudited)
ASSETS
Current assets
    Cash                                                     --           17,186
    Accounts receivable                                   117,595         96,594
    Advances to affiliated companies                    2,350,526      2,513,706
    Inventories                                            26,525         26,526
    Prepaid expenses                                      111,617         19,402
    Income taxes                                          441,594         57,744
--------------------------------------------------------------------------------
                                                        3,047,857      2,731,158

Investment, at cost (Note 4)                                 --        1,077,161
Capital assets (Note 5)                                10,588,894      7,569,276
Other assets                                                 --          185,103
--------------------------------------------------------------------------------
                                                       13,636,751     11,562,698
--------------------------------------------------------------------------------

LIABILITIES
Current liabilities
    Bank indebtedness                                   1,300,536           --
    Accounts payable and accrued liabilities            1,220,574      1,226,872
    Advances from affiliated companies                  7,755,884      6,095,134
--------------------------------------------------------------------------------
                                                       10,276,994      7,322,006

Provision for post-closure costs                          444,000           --
Deferred income taxes                                     849,101        639,170
--------------------------------------------------------------------------------
                                                       11,570,095      7,961,176
--------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
    Share capital (Note 6)                                  1,000          1,000
    Retained earnings                                   2,065,656      3,600,522
--------------------------------------------------------------------------------
                                                        2,066,656      3,601,522
--------------------------------------------------------------------------------
                                                       13,636,751     11,562,698
================================================================================

LES ENTREPRISES DE REBUTS SANIPAN INC.
STATEMENT OF CHANGES IN FINANCIAL POSITION
YEAR ENDED DECEMBER 31, 1995

================================================================================
                                                         1995            1994
--------------------------------------------------------------------------------
                                                           $              $
                                                                     (unaudited)
OPERATING ACTIVITIES
    Cash provided by operations
        Net earnings                                   (1,534,866)      733,795
        Items not affecting cash
           Amortization                                   825,208       450,645
           Write-down of investments                    1,077,161          --
           Post closure costs                             444,000          --
           Deferred income taxes                          209,931       367,172
           (Gain) loss on sale of equipment                19,916          (313)
--------------------------------------------------------------------------------
                                                        1,041,350     1,551,299

        Changes in non-cash working capital items       1,320,567     1,224,002
--------------------------------------------------------------------------------
                                                        2,361,917     2,775,301
--------------------------------------------------------------------------------

INVESTING ACTIVITIES
    Additions to capital assets                        (3,959,493)   (2,916,473)
    Proceeds on disposal of capital assets                 94,751           280
    Decrease in outstanding loan from parent              185,103        22,346
--------------------------------------------------------------------------------
                                                       (3,679,639)   (2,893,927)
--------------------------------------------------------------------------------

Net change in cash                                     (1,317,722)     (118,626)
Cash, beginning of year                                    17,186       135,812
--------------------------------------------------------------------------------
CASH (BANK INDEBTEDNESS), END OF YEAR                  (1,300,536)       17,186
================================================================================

LES ENTREPRISES DE REBUTS SANIPAN INC.
NOTES TO THE FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1995
================================================================================


1.   BASIS OF PRESENTATION

     The financial statements of Les Entreprises de Rebuts Sanipan Inc. are prepared for the purpose of complying with the rules and regalations of the Securities and Exchange Commission (for inclusion in the current report on form 8K/A of USA Waste Services Inc.) and reflect the operations of the company with the exclusion of the subsidiaries, since the subsidiaries are not part of the sale agreement to USA Waste Services.

2.   STATUS AND NATURE OF ACTIVITIES

     The Company is incorporated under the Canada Business Corporations Act. The Company is held 100% by Intersan Inc. and its principal activity is the operation of a landfill site.

3.   SIGNIFICANT ACCOUNTING POLICIES

     The financial statements have been prepared in accordance with accounting principles generally accepted in Canada. The significant accounting policies are:

     Investment

     The investment in the subsidiaries is recorded at acquisition cost.

     Capital assets

     Capital assets are reported at cost and amortization is based on their estimated useful life at the following annual rates and terms:

                                       Method                  Rate/term

          Building                     declining balance       5%
          Automotive equipment         straight-line           5 to 10 years
          Machinery and equipment      declining balance       20%
          Furniture and fixtures       declining balance       20%
          Leasehold improvements       straight-line           remaining lease
                                                               term
          Landfill site improvements   landfill utilized       total capacity
          Computer equipment           declining balance       20%

4.   INVESTMENT, AT COST
                                                               1995      1994
                                                             -------------------
                                                                $         $
                                                                    (unaudited)

     Shares of Sablix Inc., wholly-owned subsidiary            --        15,000
     Shares of 2842-7979 Quebec Inc., wholly-owned subsidiary  --     1,062,161
--------------------------------------------------------------------------------
                                                               --     1,077,161
================================================================================

LES ENTREPRISES DE REBUTS SANIPAN INC.
NOTES TO THE FINANCIAL STATEMENTS
YEAR ENDED DECEMBERR 31, 1995
================================================================================


5.   CAPITAL ASSETS

                                             1995                      1994
                            -------------------------------------   ----------
                                           Accumulated
                                          Depreciation
                                              and        Net Book    Net Book
                                Cost      Amortization    Value       Value
                            ----------   --------------  --------   ----------
                                 $             $            $           $
                                                                   (unaudited)
     Land                      985,075         --        985,075      985,075
     Building                  173,575       47,061      126,514      132,078
     Automotive equipment       60,278        3,766       56,512       12,236
     Machinery and
        equipment            2,214,466      141,663    2,072,803      272,364
     Landfill site
        improvements         9,165,664    1,827,851    7,337,813    6,154,166
     Computer equipment         16,370        6,193       10,177       13,357
-----------------------------------------------------------------------------
                            12,615,428    2,026,534   10,588,894    7,569,276
=============================================================================


SHARE CAPITAL

        Authorized
           An unlimited number of preferred shares, non-cumulative dividend at 12%, redeemable by the Company at an amount equal to the paid-up capital, without par value

           An unlimited number of common shares, voting, without par value

                                                     1995              1994
                                                   -----------------------------
                                                       $                $
                                                                    (unaudited)

        Issued
           100   common shares                       1,000             1,000
================================================================================


7.   RELATED PARTY TRANSACTIONS

     During the year, sales and administrative expenses included management fees for an amount of $640,000 ($1,000,000 in 1994) payable to the parent company.

                      REPORT OF INDEPENDENT ACCOUNTANTS


To the Directors of
USA Waste Services, Inc.


We have audited the accompanying historical summary of the net book value of property, plant and equipment of the Combined Ontario and Michigan Operations of the Solid Waste Division of Philip Environmental Inc. for the year ended December 31, 1995. This historical summary is the responsibility of the Company's management. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange commission (for inclusion in the Current Report on Form 8K/A of USA Waste Services, Inc.) and is not intended to be a complete presentation of the net book value of property, plant and equipment of the Combined Ontario and Michigan Operations of the Solid Waste Division of Philip Environmental Inc.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the net book value of property, plant and equipment described in Note 1 to the Combined Ontario and Michigan Operations of the Solid Waste Division of Philip Environmental Inc. for the year ended December 31, 1995 in conformity with generally accepted accounting principles.


/s/ DELOITTE & TOUCHE

Chartered Accountants

Mississauga, Ontario
November 8, 1996

COMBINED ONTARIO AND MICHIGAN OPERATIONS OF

THE SOLID WASTE DIVISION OF PHILIP ENVIRONMENTAL INC.

HISTORICAL SUMMARY OF THE NET BOOK VALUE OF
PROPERTY, PLANT AND EQUIPMENT
YEAR ENDED DECEMBER 31, 1995
(ALL AMOUNTS ARE EXPRESSED IN '000S OF U.S. DOLLARS)

--------------------------------------------------------------------------------

                                                                    DECEMBER 31,
                                                                        1995
                                                                        ----
Net book value                                                      $   21,480

--------------------------------------------------------------------------------



The accompanying notes are an integral part of the Historical Summary of the Net Book Value of Property, Plant and Equipment.

COMBINED ONTARIO AND MICHIGAN OPERATIONS OF
THE SOLID WASTE DIVISION OF PHILIP ENVIRONMENTAL INC.
NOTES TO THE HISTORICAL SUMMARY OF THE NET BOOK VALUE OF
PROPERTY, PLANT AND EQUIPMENT
DECEMBER 31, 1995
--------------------------------------------------------------------------------


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Basis of presentation

    The Combined Ontario and Michigan Operations of the Solid Waste Division of Philip Environmental Inc. (the "Company") included the assets of the following locations and entities:

    Blackwell Road Landfill                   MacGregor Road Transfer
    Brampton Collection/Transfer              Michigan Collection
    Brantford Collection                      Michigan Landfill
    Gore Landfill                             Michigan Transfer
    Hamilton Collection/Transfer              Petrolia Landfill
    K & E Waste Resource                      St. Catherines Collection/Transfer

    The assets of the Company were acquired by USA Waste Services, Inc. on August 24, 1996.

    The historical summary of the net book value of property, plant and equipment reflects the assets attributable to the operations of the Company acquired by USA Waste Services, Inc.

    Property, plant and equipment

    Property, plant and equipment are stated at cost and are depreciated over their estimated useful lives generally on the following basis: buildings 20 to 40 years straight-line; equipment 5% to 30% straight-line. Landfill sites and improvements thereto are recorded at cost and amortized over the life of the landfill site based on the estimated landfill capacity utilized during the year. Operating costs associated with landfill sites are charged to operations as incurred.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Directors of
USA Waste Services, Inc.


We have audited the accompanying historical summary of revenues and direct operating expenses of the Combined Ontario and Michigan Operations of the Solid Waste Division of Philip Environmental Inc. for the year ended December 31, 1995. This historical summary is the responsibility of the Company's management. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange commission (for inclusion in the Current Report on Form 8K/A of USA Waste Services, Inc.) and is not intended to be a complete presentation of the revenues and direct operating expenses of the Combined Ontario and Michigan Operations of the Solid Waste Division of Philip Environmental Inc.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses described in
Note 1 to the Combined Ontario and Michigan Operations of the Solid Waste Division of Philip Environmental Inc. for the year ended December 31, 1995 in conformity with generally accepted accounting principles.







/s/ DELOITTE & TOUCHE

Chartered Accountants

Mississauga, Ontario
November 8, 1996

COMBINED ONTARIO AND MICHIGAN OPERATIONS OF
THE SOLID WASTE DIVISION OF PHILIP ENVIRONMENTAL INC.
NOTES TO THE HISTORICAL SUMMARY OF REVENUES AND
DIRECT OPERATING EXPENSES
DECEMBER 31, 1995
--------------------------------------------------------------------------------


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Basis of presentation

    The Combined Ontario and Michigan Operations of the Solid Waste Division of Philip Environmental Inc. (the "Company") includes the operations of the following locations and entities:

    Blackwell Road Landfill                 MacGregor Road Transfer
    Brampton Collection/Transfer            Michigan Collection
    Brantford Collection                    Michigan Landfill
    Gore Landfill                           Michigan Transfer
    Hamilton Collection/Transfer            Petrolia Landfill
    K & E Waste Resource                    St. Catherines Collection/Transfer

    The assets of the Company were acquired by USA Waste Services, Inc. on August 24, 1996.

    The historical summary of revenues and direct operating expenses reflect the operating revenues and expenses attributable to the operations of the Company acquired by USA Waste Services, Inc.

    The historical summary of revenues and direct operating expenses excludes management fees, other income, interest expense and income tax expense since these items are not considered comparable to those which will be reflected in future consolidated financial statements.

    Revenues and operating expenses

    Revenue from solid waste is recognized upon receipt and acceptance of waste material. Treatment, transportation and disposal costs are accrued when the related revenues are recognized.

    The major components of expenses are cost of hauling and disposal, depreciation, amortization, salaries and related expenses, maintenance, insurance and selling general and administration expenses.

COMBINED ONTARIO AND MICHIGAN OPERATIONS OF
THE SOLID WASTE DIVISION OF PHILIP ENVIRONMENTAL INC.
NOTES TO THE HISTORICAL SUMMARY OF REVENUES AND
DIRECT OPERATING EXPENSES
DECEMBER 31, 1995
--------------------------------------------------------------------------------


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICES (CONTINUED)

    Environmental liability

    The Company accrues for the estimated costs relating to the closure and post-closure monitoring of its landfill sites as well as remediation costs associated with its transfer and processing facilities. The Company charges earnings with these estimated future costs based on engineering estimates over the fill rate of landfill sites or the expected life of transfer and processing facilities. Amounts required to dispose of waste materials located at the Company's transfer and processing facilities are accrued when received.

    Property, plant and equipment

    Property, plant and equipment are stated at cost and are depreciated over their estimated useful lives generally on the following basis: buildings 20 to 40 years straight-line; equipment 5% to 30% straight-line. Landfill sites and improvements thereto are recorded at cost and amortized over the life of the landfill site based on the estimated landfill capacity utilized during the year. Operating costs associated with landfill sites are charged to operations as incurred.


2.  RELATED PARTY TRANSACTIONS

    The Company had revenue of $7,785,000 with other Philip Environmental Inc. operating units during the year ended December 31, 1995.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of
 Kasper Brothers, Inc.:

We have audited the accompanying balance sheet of Kasper Brothers, Inc. as of September 30, 1995 and the related statements of operations and retained earnings and cash flows for the fiscal year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kasper Brothers, Inc. as of September 30, 1995 and the results of its operations and its cash flows for the fiscal year then ended in conformity with generally accepted accounting principles.


/s/ COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 15, 1996

                             KASPER BROTHERS, INC.

                                 BALANCE SHEET
                            AS OF SEPTEMBER 30, 1995

                                     ASSETS

Current assets:
  Cash and cash equivalents                                                  $    36,070
  Accounts receivable (net of allowance for doubtful accounts of $175,000)     2,079,676
  Prepaid and other current assets                                               212,658
  Bid bonds                                                                       91,419
                                                                             -----------

        Total current assets                                                   2,419,823

Property and equipment:
  Transportation equipment                                                     4,814,516
  Containers and compactors                                                    3,431,320
  Office furniture and equipment                                                 110,025
                                                                             -----------

                                                                               8,355,861

Accumulated depreciation                                                      (6,628,865)
                                                                             -----------

        Net property and equipment                                             1,726,996

Other assets                                                                      27,756
                                                                             -----------

        Total assets                                                         $ 4,174,575
                                                                             ===========

                     LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                                               539,720
  Accrued expenses                                                               249,828
  State corporate taxes payable                                                    3,000
                                                                             -----------

      Total current liabilities                                                  792,548

Loans payable - officers                                                       1,518,968
                                                                             -----------

      Total liabilities                                                        2,311,516

Stockholders' equity:
  Common stock, $.1 stated value, 10,000 shares authorized,
    issued and outstanding                                                         1,000
  Retained earnings                                                            1,862,059
                                                                             -----------

      Total stockholders' equity                                               1,863,059
                                                                             -----------

      Total liabilities and stockholders' equity                             $ 4,174,575
                                                                             ===========




                See accompanying notes to financial statements.

                             KASPER BROTHERS, INC.

                 STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1995

Operating revenues                                                 $ 13,524,467

Costs and expenses:
  Operating                                                           8,410,654
  General and administrative                                          4,577,392
  Depreciation                                                          845,923
                                                                   ------------

                                                                     13,833,969
                                                                   ------------

Loss from operations                                                   (309,502)
                                                                   ------------

Other income (expense):
  Interest expense, net                                                (116,203)
  Gain on sale of assets                                                  2,806
                                                                   ------------

                                                                       (113,397)
                                                                   ------------

      Loss before taxes                                                (422,899)

Provision for state taxes                                                 4,000
                                                                   ------------

      Net loss                                                         (426,899)

Retained earnings at September 30, 1994                               2,288,958
                                                                   ------------

Retained earnings at September 30, 1995                            $  1,862,059
                                                                   ============



                See accompanying notes to financial statements.

                             KASPER BROTHERS, INC.

                            STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1995

Cash flows from operating activities:
  Net loss                                                            $(426,899)
  Adjustments to reconcile net (loss) to
   net cash provided by operating activities:
    Depreciation                                                        845,923
    Gain on sale of assets                                               (2,806)
    Provision for bad debts                                             428,743
    Changes in operating assets and liabilities:
      (Increase) in accounts receivable                                (352,697)
      Decrease in prepaid and other current assets                        1,813
      Decrease in bid bonds                                               1,450
      Decrease in other assets                                              133
      Increase in accrued expenses                                       22,725
      Increase in corporate taxes payable                                 3,000
      Increase in accounts payable                                      465,322
                                                                      ---------

          Net cash provided by operating activities                     986,707
                                                                      ---------

Cash flows from investing activities:
  Purchase of property and equipment                                   (820,073)
  Proceeds from sale of property and equipment                            8,293
                                                                      ---------

          Net cash used in investing activities                        (811,780)
                                                                      ---------

Cash flows from financing activities:
  Officer loan repayments                                              (619,832)
                                                                      ---------

          Net cash used in financing activities                        (619,832)
                                                                      ---------

Net decrease in cash and cash equivalents                              (444,905)

Cash and cash equivalents at beginning of year                          480,975
                                                                      ---------

Cash and cash equivalents at end of year                              $  36,070
                                                                      =========

Interest expense paid                                                 $ 128,500
                                                                      =========




                See accompanying notes to financial statements.

                             KASPER BROTHERS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND OPERATIONS:

     Kasper Brothers, Inc., a Pennsylvania Subchapter S Corporation, was incorporated October 1, 1992. The Company is in the business of collection, transportation and disposal of residential, commercial and industrial wastes and recyclables. Kasper Brothers, Inc. currently services the Philadelphia and New Jersey area.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     The significant accounting policies utilized in the preparation of the financial statements are as follows:

        CASH AND CASH EQUIVALENTS:

     The Company considers all highly liquid investments with a maturity of three months or less at the time of purchase to be cash equivalents.

        PROPERTY AND EQUIPMENT:

     Property and equipment are recorded at cost. Depreciation is computed using accelerated methods over the estimated useful lives of the assets, ranging from 5-7 years. Renewals and betterments that extend the economic useful lives of the related assets are capitalized. When property is retired or otherwise disposed of, the cost of the property and the related accumulated depreciation are removed from the accounts and any resulting gains or losses are reflected in current operations. Expenditures for maintenance and repairs are charged to expense as incurred.

        BID BONDS:

     The Company is required to place deposits with high credit quality financial institutions at the inception of certain contracts. The deposits are held in certificates of deposits with Mellon Bank.

     The Company has outstanding letters of credit aggregating $39,500.

        CONCENTRATION OF CREDIT RISK:

     The Company encounters, in the normal course of business, exposure to concentrations of credit risk with respect to trade receivables. Concentrations of credit risk with respect to trade receivables are limited due to the Company's large customer base. Ongoing credit evaluations of customers' financial condition are performed and, generally, no collateral is required. The Company maintains reserves for potential credit losses and such losses have not exceeded management's expectations.

        USE OF ESTIMATES:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the financial statement date and the reported amounts of revenues during the reporting period. Actual results could differ from those estimates.

        INCOME TAXES:

     The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under such election, the Company's federal taxable income or loss are passed through to the individual shareholders. Therefore, no provision or liability for federal income tax has been included in these financial statements. The Company also elected Subchapter S status for state income tax purposes in Pennsylvania and New Jersey.

3.   RETIREMENT PLAN:

     The Company has a profit sharing plan covering eligible employees. The Plan requires a two year waiting period for an employee to become eligible, and provides 100% immediate vesting. Company contributions are determined as a percentage of each eligible employee's salary. The contribution for the year ended September 30, 1995 was $222,618.

4.   RELATED PARTY TRANSACTIONS:

     The Corporation has outstanding uncollateralized loans to corporate officers Francis Kasprzak and John Kasprzak. The total loan balance at September 30, 1995 is $1,518,968. There are no specific repayment terms, but interest is paid at an annual rate of 9% on the outstanding balance. Interest expense incurred in connection with these loans was $128,500 for the year ended September 30, 1995.

     The Company rents office space in Pennsylvania from the Betsy Ross Partnership, a related partnership. The partners are Francis Kasprzak, John Kasprzak, and Michael Kasper, who are the shareholders of Kasper Brothers, Inc. The lease is renewed annually. Rent expense for the year ended September 30, 1995 was $135,000.

5.   SUBSEQUENT EVENT:

     In April 1996, all of the assets of Kasper Brothers, Inc. were acquired by USA Waste Services Inc. The total purchase price was $10,676,000. In addition to the purchase of all assets, the Company entered into a contract not to compete and several employment contracts in the amounts of $450,000 and $600,000, respectively.

                         REPORT OF INDEPENDENT AUDITORS

The Arnoni Group of Companies
Pittsburgh, Pennsylvania

  We have audited the accompanying combined balance sheet of The Arnoni Group of Companies (consisting of The Arnoni Group, Inc., M.C. Arnoni Company, South Hills Disposal Company, Cochran Mill Associates, Inc. and Arnoni Family Partnership) as of December 31, 1995, and the related combined statement of income and retained earnings and combined statement of cash flows for year then ended. These combined financial statements are the responsibility of the Group's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of The Arnoni Group of Companies as of December 31, 1995, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

                                        /s/  KAPLAN SIPOS & ASSOCIATES
                                        -------------------------------------
                                        KAPLAN SIPOS & ASSOCIATES
                                        CERTIFIED PUBLIC ACCOUNTANTS

Pittsburgh, Pennsylvania
March 11, 1996

                         THE ARNONI GROUP OF COMPANIES
                             COMBINED BALANCE SHEET
                               DECEMBER 31, 1995

                                     ASSETS

    Current Assets:

Cash and Cash Equivalents                                            $ 1,408,179
Accounts Receivable - Trade                                            1,244,742
Current Portion of Assets
  Limited as to Use                                                      365,525
Prepaid Expenses and
  Other Current Assets                                                   744,412
                                                                     -----------

      Total Current Assets                                             3,762,858
                                                                     -----------

Property, Plant and Equipment                                         15,262,655
                                                                     -----------

    Other Assets:

Long-Term Investments                                                    430,080
Escrow Funds                                                           1,993,149
Assets Limited as to Use
  Under Indenture of Trust
  and Held by Trustee                                                  1,700,000
Intangible Assets                                                        103,776
Other Non-Current Assets                                               2,121,981
                                                                     -----------


  Total Other Assets                                                   6,348,986
                                                                     -----------

    Total Assets                                                     $25,374,499
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

                         THE ARNONI GROUP OF COMPANIES

                             COMBINED BALANCE SHEET
                               DECEMBER 31, 1995

                             LIABILITIES AND EQUITY

            Current Liabilities:

Accounts Payable - Trade                                             $   497,918
Current Portion of Long-Term Debt                                      1,642,706
Unearned Revenue                                                         678,294
Accrued Landfill Closure Costs                                              --
Other Current Liabilities                                                801,446
                                                                     -----------

            Total Current Liabilities                                  3,620,364

            Long-Term Liabilities:

Unearned Revenue
     Net of Current Portion                                              117,207
Accrued Landfill Closure Costs,
     Net of Current Portion                                            4,131,241
Long-Term Debt, Net of Current
     Portion                                                          15,118,426
                                                                     -----------

            Total Liabilities                                         22,987,238
                                                                     -----------

Minority Interest                                                          1,292
                                                                     -----------

            Equity:

Contributed Capital                                                      308,511

Retained Earnings                                                      2,077,458
                                                                     -----------

            Total Equity                                               2,385,969
                                                                     -----------

            Total Liabilities and Equity                             $25,374,499
                                                                     ===========


   The accompanying notes are an integral part of these financial statements.

                         THE ARNONI GROUP OF COMPANIES

              COMBINED STATEMENT OF INCOME AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

Disposal Fees                                                      $ 13,541,456
Other Operating Income                                                   92,828
                                                                   ------------

                                                                     13,634,284
                                                                   ------------

Operating Expenses                                                    7,255,263

Selling, General and Administrative Expenses                          1,816,204
Depreciation, Depletion and Amortization                              3,169,601
                                                                   ------------

                                                                     12,241,068
                                                                   ------------

            Income From Operations                                    1,393,216

Interest Expense                                                     (1,658,743)
Other Income and Expenses                                               367,754
                                                                   ------------
            Net Income (Loss) Before
             Minority Interest                                          102,227

Minority Interest                                                         4,139
                                                                   ------------

            Net Income (Loss)                                           106,366

Retained Earnings - Beginning                                         2,126,537

Dividends                                                              (155,445)
                                                                   ------------

Retained Earnings - Ending                                         $  2,077,458
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

                         THE ARNONI GROUP OF COMPANIES

                        COMBINED STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

CASH FLOWS FROM OPERATING ACTIVITIES:

Net Income (Loss)                                                   $   106,366
Noncash Items Included in
 Net Income:
     Depreciation, Depletion and Amortization                         3,342,053
     Minority Interest in the Group                                      (4,138)
     Gain on Assets                                                     (20,638)
     Changes In:
        Accounts Receivable - Trade                                     236,725
        Prepaid Expenses and Other
         Current Assets                                                 (30,717)
        Escrow Funds                                                   (217,158)
        Intangible Assets                                                  (750)
        Other Non-Current Assets                                        225,470
        Accounts Payable - Trade                                        156,109
        Accrued Landfill Closure Costs                                   36,508
        Other Current Liabilities                                      (122,548)
        Unearned Revenue                                               (526,067)
                                                                    -----------
            NET CASH FLOWS FROM
             OPERATING ACTIVITIES                                     3,181,215
                                                                    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:

Net Investing of Assets Held in Trust                                    32,280
Proceeds From Sale of Equipment                                          44,500
Property, Plant and Equipment Acquired                               (2,782,985)
                                                                    -----------
            NET CASH FLOWS FROM
             INVESTING ACTIVITIES                                    (2,706,205)
                                                                    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds From Issuance of Long-Term Debt                              1,099,880
Principal Payments on Long-Term Debt                                 (1,403,878)
Dividends Paid                                                         (155,445)
                                                                    -----------
            NET CASH FLOWS FROM
             FINANCING ACTIVITIES                                      (459,443)
                                                                    -----------
Net Increase in Cash and Cash Equivalents                                15,567

Cash and Cash Equivalents - Beginning                                 1,392,612
                                                                    -----------

Cash and Cash Equivalents - Ending                                  $ 1,408,179
                                                                    ===========


                                                                     (Continued)

                         THE ARNONI GROUP OF COMPANIES

                        COMBINED STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (CONTINUED)

Supplemental Disclosure of Cash Flow Information:

Cash Paid During the Year For:

     Interest                                                          $1,670,443
                                                                       ==========

     Income Taxes                                                      $     --
                                                                       ==========

Supplemental Schedule of Noncash Investing and Financing Activities:

     Refinancing of Long-Term Debt Obligations                         $  150,296
                                                                       ==========

   The accompanying notes are an integral part of these financial statements.

                         THE ARNONI GROUP OF COMPANIES

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The combined financial statements of The Arnoni Group of Companies are presented on the accrual basis of accounting and are prepared in conformity with generally accepted accounting principles. In order to facilitate the understanding of the data included in the financial statements, summarized below are the more significant accounting policies:

       Organization

       The Arnoni Group of Companies (the Group) encompasses five commonly controlled companies operating in the non-hazardous solid waste disposal industry. Included in the Group are The Arnoni Group, Inc., M.C. Arnoni Company, South Hills Disposal Company, Cochran Mill Associates, Inc., and Arnoni Family Partnership.

       1. The Arnoni Group, Inc. was incorporated on December 23, 1991 and was organized under the laws of the Commonwealth of Pennsylvania. The Company provides management and administrative services to its affiliated companies.

       2. M.C. Arnoni Company was formed on December 9, 1960 and was organized under the laws of the Commonwealth of Pennsylvania. The Company is a landfill owner/operator with facilities in Allegheny and Washington Counties, Pennsylvania.

       3. South Hills Disposal Company was formed on July 18, 1949 and was organized under the laws of the Commonwealth of Pennsylvania. The Company provides residential and commercial waste collection services to the metropolitan Pittsburgh, Pennsylvania area.

       4. Cochran Mill Associates, Inc. was incorporated on January 25, 1991 and was organized under the laws of the Commonwealth of Pennsylvania. The Company provides other waste industry services.

       5. Arnoni Family Partnership was organized as a general partnership under the Pennsylvania Uniform Partnership Act. The Partnership participates in real estate and other investment activities.

       Principles of Combination

       The combined 1995 financial statements of the Group include the financial position, results of operations and cash flows of The Arnoni Group, Inc., M.C. Arnoni Company, South Hills Disposal Company Cochran Mill Associates, Inc., and Arnoni Family Partnership. All significant intercompany accounts and transactions have been eliminated.

                         THE ARNONI GROUP OF COMPANIES

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995
                                  (CONTINUED)

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       Estimates Used By Management

       Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

       Revenue Recognition

       The Group recognizes revenue at the time waste disposal services are provided.

       Amortization

       Intangible assets include goodwill, organization costs, acquired contracts, non-compete covenants and other fees. Intangible assets are presented net of accumulated amortization of $223,730 and $467,309 in 1995 and 1994, respectively. Amortization expense charged to operations in 1995 and 1994 was $33,660 and $110,032, respectively.

       Depreciation

       The cost of property, equipment and leasehold improvements is depreciated over the estimated useful lives of the related assets. Depreciation is computed on the straight-line and accelerated methods for financial reporting purposes and accelerated methods allowed under the Internal Revenue Code for income tax purposes.

       Depletion

       Landfill and landfill improvement costs, which have been incurred or estimated for the development of the entire permitted site, including engineering and professional costs associated with landfill construction, are depleted based upon total units of airspace filled during the year in relation to estimated total permitted airspace capacity. Land held for future development, outside of the currently permitted area, is excluded from depletion.

       Cash Flows

       The Group considers all short-term unrestricted investments with an original maturity of three months or less to be cash equivalents for the statement of cash flows.

                         THE ARNONI GROUP OF COMPANIES

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995
                                  (CONTINUED)

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       Income Taxes

       M.C. Arnoni Company, South Hills Disposal Company, The Arnoni Group, Inc. and Cochran Mill Associates, Inc. have elected treatment as small business corporations (S Corporations) for federal and state income taxation purposes. This election relieves the Companies of most federal and state income tax liability, with income being taxable directly to the stockholders.

       M.C. Arnoni Company and South Hills Disposal Company organized as Pennsylvania business trusts effective February 28, 1993.

       Bad Debts on Accounts Receivable

       The Group uses the direct write-off method of recognizing bad debts, as such amounts are normally not significant.

       Concentration of Credit Risk

       The Group grants credit to its customers, substantially all of whom are either; a) located in the Pittsburgh, Pennsylvania metropolitan area or b) involved with the waste industry.

       The Group maintains balances on deposit with financial institutions at times, such balances exceed the maximum amount of coverage provided by the institutions' insurance programs.

       Landfill Expansion Project Costs

       In connection with landfill expansion plans, the Group incurs engineering, construction and professional costs. Costs associated with successful expansion applications are capitalized as part of the landfill site.

       Accrued Landfill costs

       The Group records landfill closure liabilities based upon estimates provided by the Group's internal engineers. The expense of closure activities is recognized ratably over the useful life of the landfill, based upon total units of airspace filled during the year. The portion of the recognized closure liability that is allocable to unutilized sections of the landfill has been recorded as a deferred charge. The deferred charge will be amortized to expense, ratably, as related portions of the landfill are utilized. Management anticipates that in 1996 landfill permit modifications will be submitted by the Group and if approved, significant changes in the landfill closure estimate calculations may result.

                         THE ARNONI GROUP OF COMPANIES

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995
                                  (CONTINUED)

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       Escrow Funds

       The Pennsylvania Department of Environmental Resources requires landfill operators to post bonds in order to operate in Pennsylvania. In addition, there are collateral bond requirements for landfill expansion and closure obligations. The Group has satisfied such requirements by delivering letters of credit backed by marketable securities.

       Long-Term Investments

       The Group's long-term investments include investments in certain real estate and equity securities recorded at cost, which approximate market values.

NOTE B - PROPERTY, PLANT AND EQUIPMENT

       The following is a summary of property, plant and equipment - at cost, less accumulated depreciation:

     Landfill                                                      $ 18,897,540
     Land                                                               296,096
     Land Improvements                                                  101,468
     Building                                                           720,152
     Office Furniture and Equipment                                     219,593
     Machinery and Equipment                                          4,739,980
     Transportation Equipment                                         4,415,796
                                                                   ------------
                                                                     29,390,625
     Less: Accumulated Depletion
      and Depreciation                                              (14,127,970)
                                                                   ------------

                                                                   $ 15,262,655
                                                                   ============

       Depletion and depreciation expense charged to operations was $3,135,941 in 1995. Depreciation charges capitalized as part of the landfill site construction amounted to $172,452 in 1995.

       Various pieces of machinery and equipment are pledged as collateral for loans.

                         THE ARNONI GROUP OF COMPANIES

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995
                                  (CONTINUED)

NOTE C - ASSETS LIMITED AS TO USE

       Pursuant to the terms of the agreement to finance the construction of its landfill expansion, the following funds are held in trust at December 31, 1995:

     Debt Service Reserve Fund                                      $ 1,743,836
     Debt Service Fund                                                  218,860
     Revenue Fund                                                        93,621
                                                                    -----------
                                                                      2,056,317
     Accrued Interest Receivable                                          9,208
                                                                    -----------
                                                                      2,065,525
     Less Assets to be Used
      Within One Year                                                  (365,525)
                                                                    -----------
                                                                    $ 1,700,000
                                                                    ===========

       The funds held by trustee consist of the following securities which are valued at cost at December 31, 1995:

     U.S. Treasury Notes                                           $1,688,578
     Money Market Investments                                         367,739
                                                                   ----------
                                                                    2,056,317
     Accrued Interest Receivable                                        9,208
                                                                   ----------

                                                                   $2,065,525
                                                                   ==========

       The fair market value of the trusteed funds approximates $2,085,793 at December 31, 1995.

       The trusteed funds were created pursuant to an indenture of trust upon the issuance of Industrial Revenue Bonds to finance the construction of the Group's landfill expansion. The funds were established to; a) provide a vehicle for the payment of the principal and interest on the Group's debt obligation arising from the bond issuance, b) provide a vehicle for the disbursement of funds related to the construction of landfill expansion facilities, c) accumulate and disburse funds for the Group's operations and maintenance and d) accumulate and disburse funds for arbitrage rebate requirements.

                         THE ARNONI GROUP OF COMPANIES

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995
                                  (CONTINUED)

NOTE D- BORROWED FUNDS

       Following is a summary of borrowed funds at December 31, 1995:

Industrial Revenue Bonds
Description: Installment Debt
Maturity Date: November 1, 2006
Interest Rate: Applicable Bond
     Rate at Issue Date
Secured By: First mortgage on
     landfill facilities and security
     interest in unexpended funds
Repayment Terms: Annual principal
     payments due and payable each November 1,
     ranging from $790,000 in 1996 to
     $2,010,000 in 2006 plus interest
Covenants: Provisions of the loan
     agreement require the Group to
     maintain certain debt covenants                                 $14,480,000

Notes Payable - Various
Description: 21 Installment Loans
Maturity Date: Various dates
     ranging from October, 1996 to
     January, 2001
Interest Rate: Rates vary from
     6.96% to 9.80%
Secured By: Equipment
Repayment Term: Monthly principal
     and interest payments of $79,917                                  2,031,729

Mortgages Payable
Description: 2 Installment Loans
Maturity Date: Various dates
     ranging from October, 1997 to
     February, 2001
Interest Rate: Rates vary from
     8.5% to 9%
Secured By: Property
Repayment Terms: Monthly principal
     and interest Payments of $1,936                                      68,875
                                                                     -----------

     Subtotal                                                        $16,580,604
                                                                     -----------

                         THE ARNONI GROUP OF COMPANIES

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995
                                  (CONTINUED)

NOTE D - BORROWED FUNDS (CONTINUED)

Balance Forward                                                      $16,580,604

Note Payable - Individual
Description: Installment Loan
Maturity Date: January, 1999
Interest Rate: 8%
Secured By: Real and Personal Property
Repayment Terms: Monthly principal
and interest payments of $5,455                                          180,528
                                                                     -----------

                                                                     $16,761,132
                                                                     ===========

     Current Portion                                                 $ 1,642,706
     Long-Term Portion                                                15,118,426
                                                                     -----------

                                                                     $16,761,132
                                                                     ===========

       Following are maturities of long term debt for each of the next five year and in the aggregate:

        1996                                                       $1,642,706
        1997                                                        1,556,801
        1998                                                        1,418,764
        1999                                                        1,241,895
        2000                                                        1,225,882
        Thereafter                                                  9,675,084
                                                                  -----------
                                                                  $16,761,132
                                                                  ===========

       At December 31, 1995, the Group had total bank commitments of $500,000 on a line of credit, of which $500,000 was available at December 31, 1995.

                         THE ARNONI GROUP OF COMPANIES

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995
                                  (CONTINUED)

NOTE E - LANDFILL CLOSURE LIABILITIES

       Landfill closure activities involve monitoring and maintaining the landfill for a twenty year period subsequent to closing of the landfill. Based upon estimates by the Group's internal engineers, the total anticipated and accrued landfill closure costs as of December 31, 1995 amounted to $4,131,241. Closure obligations which are required to be satisfied within one year are classified as a current liability in the financial statements.

       The portion of the recognized closure liability that is allocable to unutilized sections of the landfill has been recorded as a deferred charge and included in other assets. This deferred charge amounted to $2,475,600 at December 31, 1995. The portion of the deferred charge that is expected to be recognized within one year is classified as a current asset in the financial statements.

NOTE F - PENSION PLAN

       The Group maintains a defined contribution pension plan that covers all employees that meet the eligibility requirements. Pension costs are determined at the discretion of the Board of Directors, and are accrued and funded on a current basis. Also, the Group makes union pension contributions for employees working under union arrangements. Pension costs amounted to $49,896 in 1995.

NOTE G - CONTRIBUTED CAPITAL

       The following summarizes the Group's capitalization as of December 31, 1995:

              Arnoni Group, Inc. - Common Stock; No Par Value,
                     10,000 Shares Authorized, Issued and outstanding.

              Arnoni Family Partnership - Partners' Capital

              M.C. Arnoni Company - Trust Units; No Par Value,
                     1,000 Shares Authorized, 530 Shares Issued and
                     Outstanding.

              South Hills Disposal Company - Trust Units; No Par Value,
                     500 Shares Authorized, 100 Shares Issued and Outstanding.

              Cochran Mill Associates, Inc. - Common Stock; $1 Par Value,
                     5,000 Shares Authorized, Issued and Outstanding.

                         THE ARNONI GROUP OF COMPANIES

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995
                                  (CONTINUED)

NOTE H - COMMITMENTS AND CONTINGENCIES

       In the normal Course of business, the Group makes commitments to complete contracts at specified rates and dates. Further, the Group has entered into an agreement to lease a portion of it's landfill property for landfill gas commercial processing; as well as a disposal agreement with a customer that commits up to approximately fifteen percent (15%) of daily landfill capacity through December, 1997.

       The Group is committed to provide collateral bonding to the Pennsylvania Department of Environmental Resources to satisfy the Department's requirements. The Group has pledged as security for three (3) letters of credit issued to the Department, securities having a cost which approximates fair market value of $1,983,995 as collateral.

       The Group has been named as defendant in various legal actions arising out of the normal conduct of its business. In the opinion of management, based on the advice of legal counsel, the suits are without merit; management intends to vigorously defend its position.

       The Group carries a wide range of insurance coverage for the protection of the Group's assets and operations, including environmental impairment insurance. However, in the event uninsured losses occur, the Group's net income and financial position could be materially affected.

                         Independent Auditors' Report

To the Board of Directors
Jennings Environmental Services, Inc.
Altamonte Springs, Florida

We have audited the accompanying balance sheet of Jennings Environmental Services, Inc. (an S corporation) as of December 31, 1995 and the related statements, of income and changes in stockholders' equity and the statement of cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jennings Environmental Services, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ BLAKE, KUEHLER, BABIONE & POOL

Orlando, Florida
March 18, 1996

                     JENNINGS ENVIRONMENTAL SERVICES, INC.
                                 Balance Sheet
                               December 31, 1995

                                     ASSETS
                                     ------

Current assets:
     Cash                                                           $   118,740
     Accounts receivable, net                                           470,869
     Employee advances                                                    2,145
     Prepaid expenses                                                    14,209
                                                                    -----------
     Total current assets                                               605,963
                                                                    -----------

Property and equipment, net                                           2,105,356
                                                                    -----------

Other assets:
     Deposits                                                             8,763
     Bonds                                                                4,500
     Loan costs, net                                                      8,980
                                                                    -----------
      Total other assets                                                 22,243
                                                                    -----------

        Total assets                                                $ 2,733,562
                                                                    ===========

                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------

Current liabilities:
     Accounts payable                                               $   179,252
     Line of credit                                                     150,000
     Other payables                                                      45,926
     Loans from stockholder                                             175,000
     Current portion of long-term debt                                  536,419
                                                                    -----------
      Total current liabilities                                       1,086,597
                                                                    -----------

Long-term liabilities:
     Long-term debt                                                   1,015,368
     Loans from stockholder                                                   0
                                                                    -----------
      Total long-term liabilities                                     1,015,368
                                                                    -----------
        Total liabilities                                             2,101,965
                                                                    -----------

Stockholders' equity:
     Common stock                                                        79,970
     Additional paid-in capital                                         605,930
     Retained earnings (deficit)                                        (54,303)
                                                                    -----------
      Total stockholders' equity                                        631,597
                                                                    -----------

        Total liabilities and
         stockholders' equity                                       $ 2,733,562
                                                                    ===========

  The accompanying notes are an integral part of these financial statements.

                     JENNINGS ENVIRONMENTAL SERVICES, INC.
                              Statement of Income
                      For the year ended December 31, 1995

Revenues:
     Gross revenues                                                 $ 4,598,237
     Less disposal and franchise fees                                 1,408,126
                                                                    -----------

        Net revenues                                                  3,190,111

Operating expenses                                                    1,806,381
                                                                    -----------

        Income from operations
          before depreciation                                         1,383,730

Depreciation                                                           (649,959)
                                                                    -----------

        Income from operations                                          733,771

Interest expense                                                       (179,775)
                                                                    -----------

        Net income                                                  $   553,996
                                                                    ===========

  The accompanying notes are an integral part of these financial statements.

                     JENNINGS ENVIRONMENTAL SERVICES, INC.
                  Statement of Changes in Stockholders' Equity
                      For the year ended December 31, 1995

                                  Common Stock
                                  ------------

$.10 par value, 1,000,000 shares authorized, 799,700 shares issued and outstanding at December 31, 1995

Balance beginning of year                                             $  79,528
     Shares issued during the year                                          442
                                                                      ---------
       Balance end of year                                               79,970
                                                                      =========

                           Additional Paid-in Capital
                           --------------------------

Balance beginning of year                                             $ 534,972
     Shares issued during the year                                       70,958
                                                                      ---------
     Balance end of year                                              $ 605,930
                                                                      =========

                           Retained Earnings Deficit
                           -------------------------

Balance beginning of year,
     as previously reported                                           $(720,799)

Adjustment for understatement of
     accounts receivable                                                112,500
                                                                      ---------

Balance beginning of year,
     as restated                                                       (608,299)
                                                                      ---------

Net income                                                              553,996
                                                                      ---------

     Balance end of year                                              $ (54,303)
                                                                      =========

  The accompanying notes are an integral part of these financial statements.

                     JENNINGS ENVIRONMENTAL SERVICES, INC.
                            Statement of Cash Flows
                      For the year ended December 31, 1995

Cash flows from operating activities:

     Net income                                                     $   553,996
                                                                    -----------

     Adjustments to reconcile net income (loss)
     to net cash provided by operating activities:
        Depreciation and amortization                                   651,295
        Allowance for doubtful accounts                                 (10,000)
        (Increase) decrease in accounts receivable                     (164,441)
        (Increase) decrease in employee advances                         (1,145)
        (Increase) decrease in prepaid expenses                         (14,209)
        (Increase) decrease in other assets                                   0
        Increase (decrease) in accounts payable                          22,367
        Increase (decrease) in other payables                            44,972
                                                                    -----------
            Total adjustments                                           528,839
                                                                    -----------

            Net cash provided by
              operating activities                                    1,082,835
                                                                    -----------

Cash flows from investing activities:

     Cash payments for the purchase of property                        (516,491)
                                                                    -----------
            Net cash used by investing activities                      (516,491)
                                                                    -----------

Cash flows from financing activities:

     Net borrowing (repayment) on stockholder loan                      (25,000)
     Cash payments for loan costs                                        (7,414)
     Proceeds from issuance of common stock                              23,800
     Repayment on line of credit                                              0
     Principal payments on long-term debt                              (450,197)
                                                                    -----------
            Net cash provided (used) by
              financing activities                                     (458,811)
                                                                    -----------

Net increase in cash and equivalents                                    107,533

     Cash and equivalents, beginning of year                             11,207
                                                                    -----------

     Cash and equivalents, end of year                              $   118,740
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

                     JENNINGS ENVIRONMENTAL SERVICES, INC.
                      Statements of Cash Flows (Continued)
                               December 31, 1995


Supplemental disclosures for cash flow information:

     Cash paid during the year for:

        Interest                                                    $   158,441
                                                                    ===========

Schedule of noncash investing and financing activities:

     Acquisition of property and equipment:

        Cost of property and equipment acquired                     $ 1,171,693
        Capital stock issued                                            (46,600)
        Long-term debt incurred                                        (608,602)
                                                                    -----------
         Cash paid to acquire property and equipment                $   516,491
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

                     JENNINGS ENVIRONMENTAL SERVICES, INC.
                         Notes to Financial Statements
                               December 31, 1995

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business

The Company is a full service environmental services firm, collecting and transporting waste and recyclable materials to designated sites for reuse or disposal. The Company's operations are in the Central Florida area.

Revenue Recognition

The Company recognizes income from recycling and refuse collection as it is earned. Prebilled amounts are not recorded until the Company performs the service. Revenue from material resale is recognized when materials are sold.

Accounts Receivable

The Company uses the reserve method for uncollectible accounts. The allowance for doubtful accounts was $10,000 as of December 31, 1995. Bad debt expense for the year ended December 31, 1995 was $22,292. Customers are primarily commercial and industrial building owners and contractors in the Central Florida area. In the normal course of business, the Company extends unsecured credit to its customers.

Property and Equipment

Property and equipment is recorded at cost. Property and equipment is depreciated over the lives established by the Modified Accelerated Cost Recovery System (MACRS), which are shorter than the estimated useful lives that would have been used under generally accepted accounting principles. This variance caused by using MACRS is not considered material. The estimated useful lives of the property and equipment range from five to seven years.

Cash and Cash Equivalents

For the purpose of the statements of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

Income Taxes

The Company changed its tax status from nontaxable to taxable effective January 1, 1996. After that date, the financial statements will provide for the income tax effect of earnings reported in the statements, including taxes currently due and taxes deferred as different accounting methods are used for financial and income tax reporting.

                     JENNINGS ENVIRONMENTAL SERVICES, INC.
                         Notes to Financial Statements
                               December 31, 1995

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes (Continued)

Prior to the change in tax status, the Company did not record an income tax provision as income and losses were reported directly by the stockholders under provisions of Subchapter S of the Internal Revenue Code.

Loan Costs

Loan closing costs. are amortized on a straight-line basis over the life of the loan.

Concentration of Risk

The Company's cash funds are located in a single-financial institution. The amounts on deposit at December 31, 1995 exceeded the $100,000 federally insured limit.

Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

NOTE 2 -- PROPERTY AND EQUIPMENT

Property and equipment at December 31, 1995 consists of:

Vehicles                                                            $ 1,907,748
Roll-off containers                                                   1,550,596
Non roll-off containers                                                 189,959
Furniture and fixtures                                                   24,959
Equipment                                                                20,516
Computers and software                                                    9,130
                                                                    -----------
                                                                      3,702,908
Accumulated depreciation                                             (1,597,552)
                                                                    -----------
Net property and equipment                                          $ 2,105,356
                                                                    ===========

                     JENNINGS ENVIRONMENTAL SERVICES, INC.
                         Notes to Financial Statements
                               December 31, 1995

NOTE 3 -- LINE OF CREDIT

The Company has available a $300,000 line of credit, which is due on demand and matures October 31, 2000. Interest is payable monthly at the bank's prime lending rate. The total outstanding balance was $150,000 as of December 31, 1995. The line of credit is collateralized by certain equipment and is also personally guaranteed by the principal stockholder.

NOTE 4 -- LONG-TERM DEBT

Long-term debt consists of the following at December 31, 1995:

8.25% installment notes payable to
a bank in monthly installments including principal and interest, maturing
October 2000 as follows (see note
below):

Monthly installment of $24,205                                          $730,847

Monthly installment of $4,320                                            206,046

Monthly installment of $1,975                                             94,137

9.75% installment note payable to a bank
in monthly installments of $15,622
including principal and interest, secured
by transportation equipment, maturing
February 1998, refinanced in 1995                                              0

8.25% installment note payable to a bank
in monthly installments of $2,920
including principal and interest, secured
by transportation equipment, maturing
May 1999, refinanced in 1995                                                   0

6.18% installment note payable to GMAC
in monthly installments of $380
including principal and interest, secured
by transportation equipment, maturing
August 1996, paid off in 1995                                                  0

                      JENNING ENVIRONMENTAL SERVICES, INC.
                         Notes to Financial Statements
                               December 31, 1995

NOTE 4 -- LONG-TERM DEBT (Continued)

10.50% installment note payable in
monthly installments of $1,492 including
principal and interest, secured by
refuse containers, maturing January 1997                                 18,347

9.50% installment note payable to a
financing company in monthly installments
of $1,654 including principal and
interest, secured by refuse containers,
maturing December 1996                                                   18,781

8.25% installment note payable to a
financing company in monthly installments
of $1,722 including principal and
interest, secured by transportation
equipment, maturing June 1997                                            27,573

8.75% installment note payable to a
financing company in monthly installments
of $2,955 including principal and
interest, secured by refuse containers,
maturing October 1997                                                    59,940

8.75% installment note payable to a
financing company in monthly installments
of $8,480 including principal and
interest, secured by transportation
equipment, maturing November 1997                                       179,123

8.75% installment note payable to a
financing company in monthly installments
of $4,012 including principal and
interest, secured by transportation
equipment, maturing April 1999                                          138,468

11.00% installment note payable to a
financing company in monthly installments
of $3,192 including principal and
interest, secured by refuse containers,
maturing April 1998                                                      78,525
                                                                    -----------

Total long-term debt                                                  1,551,787
Less current portion                                                   (536,419)
                                                                    -----------

Long-term debt                                                      $ 1,015,368
                                                                    ===========

                     JENNINGS ENVIRONMENTAL SERVICES, INC.
                         Notes to Financial Statements
                               December 31, 1995

NOTE 4 -- LONG-TERM DEBT (Continued)

The first three installment notes to a bank listed above are aggregated under a master note to the bank in the amount of $2,000,000. This note bears interest at .5% below the bank's prime rate at the time of any advance under the note, and matures five years after the date of such advance. This note is collateralized by substantially all business assets and is guaranteed by the principal stockholder of the Company.

The principal portion of long-term debt matures according to the following schedule:

        1996                                                         $536,419
        1997                                                          520,137
        1998                                                          351,431
        1999                                                           83,236
        2000                                                           60,564
                                                                   ----------
                                                                   $1,551,787
                                                                   ==========

Total interest costs incurred and expensed on the above notes was $158,441 for 1995.

NOTE 5 -- STOCKHOLDER LOANS

Loans from stockholder are unsecured, bear interest at the blended annual rate published by the Internal Revenue Service, and are payable on demand.

NOTE 6 -- RELATED PARTY TRANSACTIONS

Banking Relations

The Company's principal stockholder is a director of Huntington National Bank (formerly security National Bank). The Company had $118,740 on deposit at this bank as of December 31, 1995. The Company also has its line of credit and installment debt obligations at this bank. The principal balance of these loans as of December 31, 1995 was $1,181,030.

Stockholder Loans

As discussed in Note 5, the Company had stockholder loans payable of $175,000 as of December 31, 1995. In February 1996, $100,000 of the loan outstanding was repaid. Accrued interest on the stockholder loan as of December 31, 1995 was $21,334.

                     JENNINGS ENVIRONMENTAL SERVICES, INC.
                         Notes to Financial Statements
                               December 31, 1995

NOTE 6 -- RELATED PARTY TRANSACTIONS (Continued)

Legal Fees

The Company retains a law firm in which a stockholder of the company is a partner. The amount of fees paid to this firm in 1995 was $24,585.

NOTE 7 -- LEASES

The Company has noncancellable operating leases for office and shop facilities that expire through 1999. Future minimum lease payments under the operating-leases at December 31, 1995 are as follows:

        1996                                                          $45,775
        1997                                                           46,423
        1998                                                           42,685
        1999                                                           25,000
                                                                     --------

     Total minimum lease payments                                    $159,883
                                                                     ========

Total rent payments under the operating leases was $42,300 for the year ended December 31, 1995.


NOTE 8 -- PRIOR PERIOD ADJUSTMENT

Certain errors resulting in an understatement of previously reported accounts receivable and income as of December 31, 1994, in the amount of $112,500, were discovered by management of the Company subsequent to the issuance of the Company's financial statements on April 11, 1995. Accordingly, an adjustment has been made to net income for the year ended December 31, 1994, and retained earnings as of January 1, 1995, to correct the error.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Grand Central Sanitation, Inc.
         and Related Companies
Pen Argyl, Pennsylvania

         We have audited the accompanying combined balance sheet of Grand Central Sanitation, Inc. and Related Companies as of December 31, 1995, and the related combined statements of income, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Grand Central Sanitation, Inc. and Related Companies as of December 31, 1995, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

         Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented only for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                                    /s/ BUCKNO LISICKY & COMPANY

Allentown, Pennsylvania
September 19, 1996

                         GRAND CENTRAL SANITATION, INC.
                             AND RELATED COMPANIES

                             COMBINED BALANCE SHEET
                               December 31, 1995

                 ASSETS

CURRENT ASSETS
     Cash                                            $   166,238
     Short-term investments                              280,651
     Trading securities                                2,829,550
     Accounts receivable, trade                        2,498,766
     Bid deposits                                         11,419
     Prepaid expenses                                    149,974
                                                     -----------

                Total current assets                   5,936,598
                                                     -----------

PROPERTY AND EQUIPMENT
     Land and land improvements                       18,767,429
     Quarry rights                                       375,000
     Buildings and building improvements               2,729,491
     Office equipment                                    726,776
     Autos and trucks                                 10,114,121
     Equipment                                        22,081,893
     Containers                                        3,862,190
                                                     -----------

                                                      58,656,900
     Less accumulated depreciation
        and amortization                              39,163,607
                                                     -----------

                Property and equipment, net           19,493,293
                                                     -----------

OTHER ASSETS
     New routes, less accumulated amortization
        $495,400                                         669,370
     Loans receivable, related parties                    30,183
     Cash surrender value, officers' life
        insurance                                      1,801,281
      Deferred income taxes                            1,167,850
                                                     -----------

        Total other assets                             3,668,684
                                                     -----------

        Total assets                                 $29,098,575
                                                     ===========

                                                                     (Continued)

                         GRAND CENTRAL SANITATION, INC.
                             AND RELATED COMPANIES

                             COMBINED BALANCE SHEET
                               December 31, 1995

(Continued)

       LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Note payable, bank                              $   250,000
     Current maturities of long-term debt              3,228,763
     Accounts payable, trade                           1,825,953
     Accrued profit sharing                              100,000
     Accrued interest payable                             16,497
     Payroll taxes payable                               293,660
     Landfill fees payable                               355,330
     Unearned revenue                                    597,575
                                                     -----------

        Total current liabilities                      6,667,778
                                                     -----------

LONG-TERM LIABILITIES
     Notes payable, less current maturities           10,891,692
     Landfill taxes payable                              356,292
     Other long-term liabilities                         589,447
                                                     -----------

        Total long-term liabilities                   11,837,431
                                                     -----------

OTHER LIABILITIES
     Landfill closure                                  2,048,247
     Loans payable, stockholders                       1,303,261
                                                     -----------

                                                       3,351,508
                                                     -----------

STOCKHOLDERS' EQUITY
     Preferred stock, par value $100 per share;
        authorized 20,000 shares; issued and
        outstanding 2,000 shares                         200,000
     Common stock, par value $1 per share;
        authorized 10,000 shares; issued and
        outstanding 8,400 shares                           8,400
      Additional paid-in capital                       3,901,272
      Retained earnings                                3,132,186
                                                     -----------

        Total stockholders' equity                     7,241,858
                                                     -----------

        Total liabilities and
        stockholders' equity                         $29,098,575
                                                     ===========

See Notes to Combined Financial Statements.

                         GRAND CENTRAL SANITATION, INC.
                             AND RELATED COMPANIES

                          COMBINED STATEMENT OF INCOME
                          Year Ended December 31, 1995

Income:
     Refuse                                         $ 32,933,990
     Real estate rentals                                  88,314

                                                      33,022,304
                                                    ------------

Expenses:
     Operating                                        25,988,080
     Administrative                                    3,853,230
                                                    ------------

                                                      29,841,310
                                                    ------------

        Operating
           income                                      3,180,994
                                                    ------------

Other income (expenses):
     Portfolio income                                    300,111
     Miscellaneous sales
        and charges, net                                  24,912
     Interest expense                                 (1,319,061)
                                                    ------------

                                                        (994,038)
                                                    ------------

        Income before
           income taxes                                2,186,956

Federal and state income
     taxes                                               895,760
                                                    ------------

        Net income                                  $  1,291,196
                                                    ============


See Notes to Combined Financial Statements.

                         GRAND CENTRAL SANITATION, INC.
                             AND RELATED COMPANIES

                   COMBINED STATEMENT OF STOCKHOLDERS' EQUITY
                          Year Ended December 31, 1995

                                    Preferred Stock           Common Stock        Additional
                                  -------------------     -------------------      Paid-In         Retained
                                  Shares      Amount      Shares       Amount      Capital         Earnings
                                  ------     --------     ------       ------     ----------      ----------
Balance,
     January 1, 1995               2,000     $200,000      8,400       $8,400     $3,901,272      $3,888,749

     Net income                        -            -          -            -              -       1,291,196

     Dividends paid                    -            -          -            -              -         (28,067)

     Distribution to
        stockholders                   -            -          -            -              -      (2,019,692)
                                   -----     --------      -----       ------     ----------      ----------
Balance,
     December 31, 1995             2,000     $200,000      8,400       $8,400     $3,901,272      $3,132,186
                                   =====     ========      =====       ======     ==========      ==========

See Notes to Combined Financial Statements.

                         GRAND CENTRAL SANITATION, INC.
                             AND RELATED COMPANIES

                            STATEMENT OF CASH FLOWS
                          Year Ended December 31, 1995

CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                          $ 1,291,196
     Adjustments to reconcile net income to net cash
        provided by operating activities:
           Depreciation and amortization                                   4,561,243
           Gain on sale of equipment and securities                         (106,682)
           Provision for doubtful accounts                                   429,219
           Noncash expenses offsetting loans payable,
              stockholders                                                   111,081
           Increase in closure accrual                                       286,734
           Corporate tax estimate                                            895,760
           Changes in assets and liabilities:
              (Increase) in trading securities                            (1,256,049)
              Decrease in accounts receivable, trade                          70,793
              Decrease in bid deposits                                           925
              (Increase) in prepaid expenses                                  (5,110)
              Decrease in prepaid federal and state taxes                      3,526
              (Increase) in loans receivable, related parties                   (788)
              (Decrease) in accounts payable, trade                         (184,669)
              Increase in other liabilities                                  490,401
                                                                          ----------
                  Net cash provided by operating activities                6,587,580
                                                                          ----------
CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from sale of equipment and securities, net
        of reinvested purchases                                              191,760
     Purchase of property and equipment                                   (5,339,521)
     Purchases of new routes                                                (246,500)
                                                                          ----------
                  Net cash used in investing activities                   (5,394,261)
                                                                          ----------
CASH FLOWS FROM FINANCING ACTIVITIES
     Payment on note payable, bank                                          (750,000)
     Proceeds from long-term debt                                          4,719,790
     Payments on long-term debt                                           (2,921,749)
     Payments on stockholder loans                                          (467,232)
     Distribution of earnings to stockholders                             (2,951,897)
                                                                          ----------
                  Net cash used in financing activities                   (2,371,088)
                                                                          ----------

                                                                     (Continued)

                         GRAND CENTRAL SANITATION, INC.
                             AND RELATED COMPANIES

                            STATEMENT OF CASH FLOWS
                          Year Ended December 31, 1995

     Net decrease in cash                                     (1,177,769)

Cash:
     Beginning                                                 1,344,007
                                                              ----------

     Ending                                                   $  166,238
                                                              ==========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

     Cash payments for:
        Interest                                              $1,319,061
                                                              ==========

SUPPLEMENTAL SCHEDULE OF NONCASH FINANCING
     ACTIVITIES

        Long-term debt incurred to refinance other
           long-term debt                                     $5,035,441
                                                              ==========

See Notes to Combined Financial Statements.

                         GRAND CENTRAL SANITATION, INC.
                             AND RELATED COMPANIES

                     NOTES TO COMBINED FINANCIAL STATEMENTS

Note 1.    Summary of Significant Accounting Policies:

           Combined statements:

                The combined financial statements include the accounts of Grand Central Sanitation, Inc., Grand Central Sanitary Landfill, Inc., Grand Central Real Estate Company, Inc. and Pocono Independent Paperstock Company, Inc. The stockholders are the same for all of the companies.

           Nature of operations:

                The companies' operations consist of collection and disposal of solid waste and recycling operations. The combined entities have a single landfill in eastern Pennsylvania and accepts trash predominantly from the Pennsylvania, New Jersey and New York markets.

           Use of estimates:

                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

           Trading securities:

                Investment securities classified as trading securities are those municipal bonds that the Company has over the history of its operations turned over frequently. Decisions to trade securities are based on various factors which include interest rate fluctuation and maturity length. Trading securities are to be carried at fair value. Unrealized gains or losses are to be reported as increases or decreases in income from operations. Fair values for trading securities are based on quoted market prices. As of December 31, 1995, the difference between market value and cost was immaterial for financial statement purposes and, accordingly, the investment securities for trading are carried at cost.

           Short-term investments:

                All certificates of deposit with a maturity of three months or more are included in short-term investments. Short-term investments are stated at cost which approximates their market value as of December 31, 1995.

                         GRAND CENTRAL SANITATION, INC.
                             AND RELATED COMPANIES

                     NOTES TO COMBINED FINANCIAL STATEMENTS

           Property and equipment:

                Property and equipment are stated at cost. Depreciation on property and equipment is computed by various rates using straight-line and accelerated methods. The lives of the assets range as follows:

                Land improvements                      2-17 years
                Quarry rights                            20 years
                Buildings and building improvements  5-31.5 years
                Office equipment                       5-10 years
                Autos and trucks                        3-7 years
                Equipment                              4-15 years
                Containers                             3-10 years


           New routes:

                New routes are carried at cost less accumulated amortization and are being amortized over a period of five years using the straight-line method.

           Unearned revenue:

                Unearned revenue consists of billings for services to be rendered in future periods.

Note 2.    Landfill Tax Escrow\Landfill Taxes Payable

           In March, 1994, the Company agreed to settle a tax dispute with Plainfield Township. The settlement required the Company to pay the balance of the escrow account and requires ten equal annual installments of $62,000 with payments commencing prior to December, 1994. The Company will be entitled to credits in the aggregate of $10,000 per year for amounts equal to the market value of product or services supplied to Plainfield Township. As of December 31, 1995, $356,292 discounted at 8% is owed to Plainfield Township.

Note 3.    Related Party Transactions

           The stockholders of Grand Central Sanitation, Inc. and Related Companies are also the stockholders of Continental Interloc, Inc. and Resource Consulting, Inc.

                         GRAND CENTRAL SANITATION, INC.
                             AND RELATED COMPANIES

                     NOTES TO COMBINED FINANCIAL STATEMENTS

           Loans receivable with these related parties as of December 31, 1995 are as follows:

           Continental Interloc, Inc.                     $26,557
           Resource Consulting, Inc.                        3,626
                                                          -------
                                                          $30,183
                                                          =======

           The Company has loans payable, stockholders in the amount of $1,303,261 as of December 31, 1995, respectively. The loans due to the stockholders are noninterest bearing and have no fixed repayment terms.

Note 4.    Note Payable, Bank

           Grand Central Sanitation, Inc. has a $1,000,000 line of credit with a bank with interest payable monthly at the bank's National Commercial Rate. The note is collateralized by accounts receivable, machinery and equipment and is collateralized and cross defaulted with other Meridian Bank debt. Grand Central Sanitary Landfill, Inc. and Grand Central Real Estate Company, Inc. are sureties. The balance of the note is $250,000 as of December 31, 1995.

Note 5.    Long-Term Debt

           Long-term debt as of December 31, 1995 is as follows:

              Summit Bank, real estate
                loans:
                $1,375 per month plus interest
                   at prime plus .75%, due
                   December, 2000.                     $   96,250
                $425 per month plus interest
                   at prime plus .75%, due
                   December, 2000.                         30,175
                $467 per month plus interest
                   at prime plus .75%, due
                   December, 2000.                         33,133
                $488 per month plus interest
                   at prime plus .5%, due
                   April, 1997.                             7,313
                $1,750 per month plus interest
                   at prime plus .75%, due
                   March, 2003.                           152,013

                         GRAND CENTRAL SANITATION, INC.
                             AND RELATED COMPANIES

                     NOTES TO COMBINED FINANCIAL STATEMENTS

              $708 per month plus interest
                at prime plus .5%, due
                July, 1997.                                13,459
              $833 per month plus interest
                at prime plus .5%, due
                July, 1997.                                15,834
              $1,806 per month plus interest
                at prime plus .5%, due
                August, 2002.                             144,445
              $2,583 per month plus interest
                at prime plus .5%, due
                August, 2002.                             206,667
              $3,417 per month plus interest
                at prime plus .75%, due
                May, 2003.                                304,084
              $2,000 per month plus interest
                at 8.33%, due May, 2001.                  130,000

           Individual:
              Route purchase loan, $6,818
              per month including interest
              at 6.5%, due December, 1997.                147,053

              Equipment loan, $2,478 per
              month plus interest at 6.25%,
              various equipment pledged
              as collateral due November,
              1999.                                       101,127

           Meridian Bank:
              Equipment loan, $48,273 per
              month including interest
              at 6.45%, various equipment
              pledged as collateral, due
              January, 1998.                            1,447,711

              Real estate loan, $951 per
              month plus interest at
              bank's commercial rate plus
              .75%, land pledged as collateral,
              due January, 2004.                           92,222

              Real estate loan $353 per
              month plus interest at
              bank's commercial rate plus
              .75%, land pledged as collateral,
              due July, 1999.                              15,232

                         GRAND CENTRAL SANITATION, INC.
                             AND RELATED COMPANIES

                     NOTES TO COMBINED FINANCIAL STATEMENTS

              Real estate loan, $1,250
              per month plus interest at
              bank's commercial rate plus
              .75%, land pledged as collateral,
              due September, 2004.                        131,250

              Equipment loan, $2,083 per
              month plus interest at bank's
              commercial rate plus.5%, various
              equipment pledged as collateral,
              due December, 1996.                          25,000

              Consolidating loan, $94,704 per
              month plus interest at bank's
              commercial rate plus .25%, land,
              accounts receivable and equipment
              pledged as collateral, due April, 2000.   4,924,583

              Equipment loan, $17,817 per month
              plus interest at bank's commercial
              rate, various equipment pledged as
              collateral, due June, 2000.                 979,917

              Equipment loan, $1,667 per month
              plus interest at bank's commercial
              rate plus .5%, various equipment
              pledged as collateral, due
              September, 2000.                             96,667

              Equipment loan, $846 per month
              plus interest at bank's commercial
              rate plus .75%, various equipment
              pledged as collateral, due
              September, 1999.                             88,813

              Consolidating loan, $18,611 per
              month plus interest at bank's
              commercial rate plus .75%, land,
              accounts receivable, and equipment
              pledged as collateral, due June, 2003.    1,675,000

                         GRAND CENTRAL SANITATION, INC.
                             AND RELATED COMPANIES

                     NOTES TO COMBINED FINANCIAL STATEMENTS

              Equipment loan, $533 per month
              plus interest at 6.65%, various
              equipment pledged as collateral,
              due December, 1998.                          18,667

              Real estate loan, $594 per
              month plus interest at bank's
              commercial rate plus .75%, land
              pledged as collateral, due July, 2007.       82,628

              Consolidating loan, $41,667 per month
              plus interest at bank's commercial
              rate plus .25%, various equipment and
              accounts receivable pledged as collateral,
              due April, 2000. Grand Central Sanitary
              Landfill, Inc. and Grand Central Real
              Estate Company, Inc. are sureties of
              the loan.                                 2,166,667

           Caterpillar Financial Services:
              Equipment loan, $3,967 per
              month including interest at 8%,
              equipment pledged as collateral,
              due September, 1999.                        153,802

              Equipment loan, $4,992 per month
              including interest at 8%, equipment
              pledged as collateral, due
              November, 1999.                             200,842

              Equipment loan, $5,503 per month
              including interest at 9%, equipment
              pledged as collateral, due
              December, 1999.                             221,138

              Equipment loan, $1,787 per month
              including interest at 9.5%,
              equipment pledged as collateral,
              due December, 1999.                          71,140

                        GRAND CENTRAL SANITATION, INC.
                             AND RELATED COMPANIES

                    NOTES TO COMBINED FINANCIAL STATEMENTS

     Equipment loan, $14,293 per
     month including interest at
     9%, equipment pledged as
     collateral, due January, 1996.                                        6,548

     Equipment loan, $6,149 per
     month plus interest at 8.6%,
     various equipment pledged as
     collateral, due July, 2000.                                         278,699

     Neffs National Bank:
     Equipment loan, $945 per
     month, including interest
     at 9.5%, equipment pledged
     as collateral, due June, 1996.                                        6,414

     Equipment loan, $3,149 per
     month including interest at
     8.75%, equipment pledged as
     collateral, due June, 1996.                                          18,424

     Nations Bank:
     Equipment loan, $12,513 per
     month plus interest at
     bank's commercial rate plus
     .5%, equipment pledged as
     collateral, due March, 1996.                                         37,538
                                                                     -----------
                                                                      14,120,455
     Less current maturities                                           3,228,763
                                                                     -----------
                                                                     $10,891,692
                                                                     ===========


Maturities of long-term debt as of December 31, 1995 are as follows:

     Year ending
     December 31
     1996                               $ 3,228,763
     1997                                 3,173,198
     1998                                 2,987,362
     1999                                 2,567,046
     2000                                 1,720,245
     Thereafter                             443,841
                                        -----------
                                        $14,120,455
                                        ===========

                        GRAND CENTRAL SANITATION, INC.
                             AND RELATED COMPANIES

                    NOTES TO COMBINED FINANCIAL STATEMENTS

Note 6. Income Taxes

        Grand Central Sanitation, Inc. and Pocono Independent Paperstock Company, Inc. are operating as S Corporations under the IRS and Pennsylvania tax codes. The other two related companies included in these financial statements are C corporations.

        The Company adopted SFAS 109 in 1993. SFAS 109 requires the recognition of deferred tax assets and liabilities for the future tax consequences attributable to difference between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. In addition, the accounting standard requires the recognition of future tax benefits, such as net operating loss carryforwards, to the extent that realization of such benefits is more likely than not.

        The components of the net deferred tax assets as of December 31, 1995 are as follows:

       Deferred tax asset:
         Net operating loss carry-forwards:
           Federal                                                 $   969,850
           State                                                       401,377
         Valuation allowance                                          (203,377)
                                                                   -----------
           Net deferred tax asset                                  $ 1,167,850
                                                                   ===========

        A valuation allowance has been provided to reduce the deferred tax asset to a level which, more likely than not, will be realized. The net deferred tax asset reflects managements estimate of the amount which will be realized from reversals of taxable temporary differences, which can be predicted with reasonable certainty. There was no change in the valuation allowance for the year ended December 31, 1995.

        As discussed further in Note 12, the companies were sold to USA Waste Services, Inc. Due to the sale of the combined companies, the use of USA Waste Services, Inc.'s effective tax rate of 40% was used to calculate the tax provision for 1995 as if the combined companies were classified as C corporations and there was taxable income for the combined companies. The provision reduced the amount recorded as distributed to the stockholders during the year.

                        GRAND CENTRAL SANITATION, INC.
                             AND RELATED COMPANIES

                    NOTES TO COMBINED FINANCIAL STATEMENTS

           The provision for federal and state income taxes for the year ended December 31, 1995 is as follows:

              Federal and state income taxes            $895,760
                                                        ========

           As of December 31, 1995, Grand Central Sanitary Landfill, Inc. has a net operating loss carryforward of approximately $2,852,500 for federal income tax purposes which, if not used, expires in 2007. It also has a net operating loss carryforward of $4,054,311 available to reduce future state taxable income. If not used, it will expire in 1998.

           As of December 31, 1995, Grand Central Real Estate Company, Inc. has federal net operating loss carryforwards of $142,052 and $46,923, which, if not used will expire in 2010 and 2009, respectively. It also has a net operating loss carryforward of $188,975 available to reduce future state taxable income. If not used, it will expire in 1998.

Note 7.    Profit Sharing Plan

           Grand Central Sanitation, Inc. adopted a profit sharing plan for all eligible employees effective April 1, 1985. The contribution to the plan is $100,000 for the year ended December 31, 1995. It is the policy of the Company to fund profit sharing costs accrued.

Note 8.    Rent Expense

           The Company rents various equipment on an as-needed basis. Rent expense for the year ended December 31, 1995 is $187,708.

Note 9.    Financial Instruments and Credit Risk

           Cash:

             Financial instruments which potentially subject the Company to a concentration of credit risk consist principally of cash. The Company maintains cash accounts in various commercial banks. The amount on deposit as of December 31, 1995 exceeded the insurance limits of the Federal Deposit Insurance Corporation by approximately $324,000 in one of the commercial banks. The Company has not experienced any losses as a result of these noninsured balances.

                        GRAND CENTRAL SANITATION, INC.
                             AND RELATED COMPANIES

                    NOTES TO COMBINED FINANCIAL STATEMENTS

           Note payable, bank and long-term debt:

             The fair value of the companies' note payable, bank and long-term debt, whose interest rates are substantially based on the prime rate, is estimated using rates currently available to the companies for other borrowings with similar terms and remaining
             maturities. As of December 31, 1995, the   fair value of long-term
             debt approximates the carrying value.

           Loans payable, stockholders:

             The fair value of the loans payable to the companies' stockholders has not been determined since the loans bear no interest and have no fixed repayment terms.

Note 10.   Letters of Credit

           The companies have various letters of credit with Meridian Bank to support contracts for trash removal from various municipalities. As of December 31, 1995, the amounts total $1,570,965.

           The companies have a letter of credit with Meridian Bank to support its obligation for closure of its landfill. The Commonwealth of Pennsylvania obligates all landfill operations to set aside funds or have valid letters of credit to support the clean-up of all landfills upon closure of such landfill. As of December 31, 1995, the letter of credit is $6,637,006.

                        GRAND CENTRAL SANITATION, INC.
                             AND RELATED COMPANIES

                    NOTES TO COMBINED FINANCIAL STATEMENTS

Note 12.   Subsequent Event

           On May 6, 1996, Grand Central Sanitation, Inc. and Related Companies entered into an agreement to sell the companies to USA Waste Services, Inc. The sale, which was settled on May 15, 1996, was a stock-for-stock transaction which is being accounted for as a pooling of interests.

GARNET OF VIRGINIA, INC, AND GARNET OF MARYLAND, INC.

COMBINED FINANCIAL STATEMENTS AS OF DECEMBER 31, 1995 TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders of
Garnet of Virginia, Inc., and
Garnet of Maryland, Inc.:

We have audited the accompanying combined balance sheet of Garnet of Virginia, Inc., and Garnet of Maryland, Inc. (Virginia and Washington, D.C., corporations, respectively) (the Companies), as of December 31, 1995, and the related combined statements of operations, stockholders' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Companies as of December 31, 1995, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ ARTHUR ANDERSEN LLP

Houston, Texas
February 2, 1996

             GARNET OF VIRGINIA, INC., AND GARNET OF MARYLAND, INC.

                   COMBINED BALANCE SHEET--DECEMBER 31, 1995

                                  ASSETS
                                  ------

  CURRENT ASSETS:
   Cash                                                        $     12,742
   Accounts receivable                                               57,923
   Prepaid expenses                                                  41,671
                                                               ------------
             Total current assets                                   112,336

   Restricted cash                                                  893,769
   Property and equipment, net of accumulated
    depreciation and amortization                                19,822,279
   Investment in affiliated company                               1,007,652
   Other assets, net                                              3,200,762
                                                               ------------
             Total assets                                      $ 25,036,798
                                                               ============
                     LIABILITIES AND STOCKHOLDERS' DEFICIT
                     -------------------------------------

  CURRENT LIABILITIES:
   Current maturities of long-term debt                        $  9,114,493
   Notes payable to related party                                 5,155,000
   Demand notes payable to related parties                          889,810
   Accounts payable-
    Trade                                                         3,260,937
    Related party                                                 1,894,182
   Accrued liabilities and other                                  1,202,096
                                                               ------------
             Total current liabilities                           21,516,518

  LONG-TERM DEBT, net of current maturities                       1,826,656

  LANDFILL CLOSURE, POSTCLOSURE, CAPPING AND
   REMEDIATION RESERVES                                           7,487,500
                                                               ------------
             Total liabilities                                   30,830,674
                                                               ------------
  COMMITMENTS AND CONTINGENCIES

  STOCKHOLDERS' DEFICIT:
   Common stock                                                         200
   Retained deficit                                              (5,794,076)
                                                               ------------
             Total stockholders' deficit                         (5,793,876)
                                                               ------------
             Total liabilities and stockholders' deficit
                                                               $ 25,036,798
                                                               ============

              The accompanying notes are an integral part of this
                         combined financial statement.

             GARNET OF VIRGINIA, INC., AND GARNET OF MARYLAND, INC.


                       COMBINED STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1995

REVENUES                                                            $   622,934

COST OF OPERATIONS                                                    1,478,510
                                                                    -----------
                Gross loss                                             (855,576)

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                            942,048
                                                                    -----------
                Operating loss                                       (1,797,624)

EQUITY IN NET LOSS OF AFFILIATED COMPANY                              1,014,782

INTEREST EXPENSE                                                        539,001
                                                                    -----------
                Net loss                                            $(3,351,407)
                                                                    ===========

              The accompanying notes are an integral part of this
                         combined financial statement.

             GARNET OF VIRGINIA, INC., AND GARNET OF MARYLAND, INC.

                  COMBINED STATEMENT OF STOCKHOLDERS' DEFICIT
                     FOR THE YEAR ENDED DECEMBER 31, 1995

                                           Common Stock                     Total
                                          --------------   Retained     Stockholders'
                                          Shares  Amount    Deficit        Deficit
                                          ------  ------  -----------   -------------
BALANCE, at December 31, 1994              100     $100   $(2,442,669)   $(2,442,569)
 Net loss                                   --       --    (3,351,407)    (3,351,407)
 Issuance of common stock                  100      100          --              100
                                           ---     ----   -----------    -----------
BALANCE, at December 31, 1995              200     $200   $(5,794,076)   $(5,793,876)
                                           ===     ====   ===========    ===========


              The accompanying notes are an integral part of this
                         combined financial statement.

             GARNET OF VIRGINIA, INC., AND GARNET OF MARYLAND, INC.


                       COMBINED STATEMENT OF CASH FLOWS

                     FOR THE YEAR ENDED DECEMBER 31, 1995

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                                                          $(3,351,407)
 Adjustments to reconcile net loss to net cash provided by operating activities-
      Depreciation and amortization                                                    115,394
 Changes in assets and liabilities-
 Accounts receivable                                                                   177,709
 Prepaid expenses                                                                      (15,178)
 Accounts payable, accrued liabilities and other                                     3,782,830
                                                                                   -----------

                          Net cash provided by operating activities                    709,348
                                                                                   -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchases of property and equipment                                                (5,614,518)
 Investment of bond proceeds, net                                                     (893,769)
 Investment in affiliated company                                                     (281,658)
 Organizational costs                                                                 (250,000)
 Payments for land purchase options                                                   (204,475)
                                                                                   -----------

                          Net cash used in investing activities                     (7,244,420)
                                                                                   -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from borrowings, net of related costs                                      7,410,503
 Repayments of borrowings                                                             (863,138)
                                                                                   -----------
                          Net cash provided by financing activities                  6,547,365
                                                                                   -----------
NET INCREASE IN CASH                                                                    12,293

CASH AT BEGINNING OF PERIOD                                                                449
                                                                                   -----------

CASH AT END OF PERIOD                                                              $    12,742
                                                                                   ===========
SUPPLEMENTAL CASH FLOW INFORMATION:
 Cash paid for interest, net of amounts capitalized                                $    53,060
                                                                                   ===========
 Property acquired under capital lease                                             $   284,228
                                                                                   ===========

              The accompanying notes are an integral part of this
                         combined financial statement.

             GARNET OF VIRGINIA, INC., AND GARNET OF MARYLAND, INC.

                    NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1995

1.    ORGANIZATION AND BUSINESS:

Garnet of Virginia, Inc., and Garnet of Maryland, Inc. (Virginia and Washington, D.C., corporations, respectively) (collectively, the Companies), are private companies engaged in various businesses in Washington, D.C. and surrounding areas. The business of each of the Companies is described below.

Garnet of Virginia, Inc. (GOV)-GOV obtained a permit from King George County, Virginia, for the construction of a municipal solid waste landfill facility in King George County. With the exception of operating a temporary municipal solid waste transfer station in King George County for purposes of disposing of county residents' waste (in accordance with the landfill agreement with King George County), GOV's primary operations to date have been the permitting and design of a municipal solid waste landfill treatment facility.

Garnet of Maryland, Inc. (GOM)--GOM, through a joint venture agreement with LG Industries, Inc. (LG), operates a municipal solid waste transfer station in Washington, D.C. The transfer station began operations in April 1995. In addition, GOM has obtained a permit to construct and operate a municipal solid waste transfer station in Anne Arundel County, Maryland.

The Companies incurred operating losses during 1995 and as of December 31, 1995, the Companies had a working capital deficit of approximately $20.5 million. On February 2, 1996, all of the outstanding common stock of the Companies was purchased by Sanifill, Inc. (Sanifill). The purchase price of the Companies was sufficient to allow the Companies to recover the recorded value of their assets.

2.    SUMMARY OF SIGNIFICANT
      ACCOUNTING POLICIES:

Principles of Combination

Since voting control of the Companies is vested with a common group of stockholders, and because the Companies share certain administrative functions and costs, the financial statements of the Companies are presented on a combined basis as if they were a single entity. The combined financial statements represent the totals of the Companies' financial statements after eliminating significant intercompany balances and transactions. The Companies use the equity method to account for their investment in an affiliated company in which the Companies hold a 50 percent interest.

Because the Companies do not have a parent-subsidiary relationship, the individual common stock ownership of the corporate entities as of December 31, 1995, is as follows:

                                Shares       Par          Shares
             Legal Entity     Authorized     Value      Outstanding      Balance
             ------------     ----------     -----      -----------      -------
             GOV                5,000         $1           100            $100
             GOM                5,000         $1           100            $100

Revenue Recognition

The Companies' revenues are comprised primarily of disposal fees charged to customers.

Cost of Operations

Cost of operations include disposal fees, labor, fuel, equipment maintenance, depreciation, amortization charges and other direct costs of operating the transfer station facilities.

Selling, General and Administrative Expenses

Selling, general and administrative expenses include corporate management salaries, clerical and other administrative overhead.

Properly and Equipment

Property and equipment is recorded at cost. Expenditures for major additions and improvements are capitalized. Minor replacements, maintenance and repairs which do not improve or extend the life of such assets are charged to operations as incurred. Disposals are removed at cost, less accumulated depreciation and amortization, and any resulting gain or loss is reflected in current operations. The Companies have computed depreciation for financial reporting purposes on the straight-line method. The estimated lives used in computing depreciation are as follows:

                                        Years
                                        -----
      Vehicles and equipment           7 years
      Furniture and fixtures           5 years

Landfill development costs and land held for development include the cost of property, engineering, legal and other professional fees, and interest capitalized during the development period (which began in 1992) related to the King George County landfill. These costs will be amortized using the units-of-production method over the estimated permitted airspace capacity upon commencement of operations.

Federal Income Taxes

The Companies have elected to be treated as S Corporations for tax purposes in accordance with the Internal Revenue Code. Accordingly, federal and state income taxes have not been provided in the accompanying combined financial statements since taxes are payable by the stockholders on their total income or loss from all sources.

3.    PROPERTY AND EQUIPMENT:

A summary of property and equipment as of December 31, 1995, is as follows:

             Landfill development costs                    $16,528,487
             Land held for development                       2,455,860
             Vehicles and equipment                          1,040,513
             Furniture and fixtures                             23,976
                                                           -----------
                                                            20,048,836
             Less-Accumulated depreciation
             and amortization                                 (226,557)
                                                           -----------
                                                           $19,822,279
                                                           -----------

Maintenance and repairs charged to operations during fiscal 1995 were approximately $13,000.

4.    INVESTMENTS IN AFFILIATED COMPANY:

The Companies use the equity method of accounting for their investment in an unconsolidated affiliate. The summarized balance sheet and income statement information presented in the table below reflects the amounts related to the LG/Garnet of Maryland Joint Venture (JV):

                                                   December 31,
                                                       1995
                                                   ------------
      Assets-
       Current                                      $ 2,417,431
       Noncurrent                                     1,007,652
                                                    -----------
                                                    $ 3,425,083
                                                    ===========

      Liabilities and owners' equity-
       Current liabilities                          $ 2,417,431
       Owners' equity                                 1,007,652
                                                    -----------
                                                    $ 3,425,083
                                                    ===========
      Companies' investments in JV                  $ 1,007,652
                                                    ===========

                                                   For the Year
                                                      Ended
                                                   December 31,
                                                       1995
                                                   ------------
      Income statement-
       Revenues                                     $ 3,624,420
       Gross loss                                   $  (629,748)
       Net loss                                     $(1,014,782)


      Companies' equity in loss of joint venture    $(1,014,782)
                                                    ===========

Under the terms of the joint venture agreement, net losses as defined are allocated 100 percent to GOM. Additionally, GOM is responsible for funding any deficits of the JV, and as such, current assets of the joint venture include a $2.1 million receivable from GOM for such deficits. Since the joint venture began operations in April 1995, the JV has incurred operating losses. In the event future profits are earned by the JV, GOM will have future first claim to recover cumulative losses prior to distribution of profits to LG.

5.    OTHER ASSETS:

Other assets at December 31, 1995, are comprised of the following:

           Rent deposit with King George County   $2,000,000
           Land purchase options                     417,975
           Organization costs                        254,496
           Bond issuance costs                       298,202
           Other                                     250,000
                                                   ---------
                 Total                             3,220,673
           Less-Accumulated amortization             (19,911)
                                                  ----------
                                                  $3,200,762
                                                  ==========

Organizational costs associated with formation of the JV are amortized over nine years, the term of the JV agreement, and bond issuance costs are amortized over the term of the bonds. Amortization expense for 1995 totaled $19,911.

6.    LONG-TERM DEBT:

Long-term debt consists of the following as of December 31, 1995:

Notes payable, maturing in varying amounts through April 1996,
 with interest ranging from prime plus 1% to prime plus 3%                $ 8,598,274
Capitalized lease obligations payable in monthly
 installments of principal and
 interest through January 2000, with interest ranging
 from 7.9% to 14.8%                                                         1,342,875
Series 1995A revenue bonds, bearing interest at 10%, interest
 payable semiannually, with final maturity at February 2016                 1,000,000
                                                                          -----------
           Total debt                                                      10,941,149
 Less- Current portion                                                      9,114,493
                                                                          -----------
           Long-term debt, net of current portion                         $ 1,826,656
                                                                          ===========

Aggregate maturities of long-term debt are as follows:

         Year ended December 31-
                1996                                   9,114,493
                1997                                     341,917
                1998                                     292,097
                1999                                     184,859
                2000                                       7,783
                Thereafter                             1,000,000
                                                     -----------
                           Total                     $10,941,149
                                                     ===========

During 1995, the Companies obtained from the Industrial Development Authority of King George County, Virginia, a credit facility under which it may issue up to $30 million of tax-exempt industrial revenue bonds and $15 million in taxable industrial revenue bonds. Bonds issued under this facility are secured by future revenues of the landfill treatment facility as well as all personal and real property of the Companies. Additionally, all stockholders of the Companies have entered into a stock-pledge agreement further securing any borrowings under this facility. The bonds are covered by an indenture of trust and security agreement which places restrictions on the issuance of additional stock in the Companies and the sale of assets of the Companies. The bonds are subject to redemption at the direction of the Companies in the event of damage or destruction to the landfill treatment facility and at any time on or after February 2004 at a premium of 102 percent, declining to 100 percent in February 2006. The bonds are also subject to mandatory sinking fund redemption from 2007 through maturity in 2016. Proceeds from bonds issued are required to be held in trust for the purposes of funding construction of the project and may be utilized through requisition by the Company. As of December 31, 1995, approximately $894,000 of unspent bond proceeds was held in trust and are included in restricted cash in the accompanying combined balance sheet, and $1,000,000 of tax-exempt industrial revenue bonds were outstanding under the credit facility.

The notes payable are collateralized by various property and equipment.

Total assets recorded under capital leases and the accumulated depreciation and amortization thereon were approximately $899,000 and $190,000 as of December 31, 1995.

Interest capitalized on funds used for landfill development was approximately $495,000 in 1995.

7.    RELATED-PARTY TRANSACTIONS:

In the ordinary course of business, the Companies engage in transactions with one of their significant stockholders, Blake R. Van Leer II and with Garnet, Inc., an affiliated company. As of December 31, 1995, notes payable to Blake
R. Van Leer II and Garnet, Inc., totaled $675,000 and $214,810, respectively. Both of these notes are payable on demand and bear interest at prime plus 1 percent. Interest expense on these notes totaled approximately $20,000 during 1995.

As of December 31, 1995, the Companies have notes payable of $5,155,000 to a partnership which is owned by four stockholders of the Companies. These notes payable are secured by a stock-pledge agreement from other stockholders of the Companies, bear interest at prime plus 1 percent and are due in February 1996. Interest expense on these notes totaled $386,768 for the year ended December 31, 1995, and is included in accrued liabilities in the accompanying combined balance sheet.

In addition to the notes payable above, the Companies have accounts payable to the JV totaling approximately $1,894,000, representing operating deficits required to be funded by GOM under the terms of the joint venture agreement. See Note 4.

8.    LANDFILL CLOSURE, POSTCLOSURE CAPPING AND REMEDIATION
      RESERVES:

As part of the agreement with King George County for obtaining a municipal solid waste disposal permit, the Companies assumed the closure and postclosure responsibilities for the existing King George County landfill. As part of this agreement, the Companies agreed to exhume all waste from the existing landfill and transfer it to the new facility over a period not to exceed five years. Additionally, the Companies have assumed responsibility for the removal and disposal of tires from another county site.

The Companies have material financial obligations relating to the final closure and postclosure care of the existing facility. Landfills are typically developed in a series of cells, each of which is constructed, filled and capped in sequence over the operating life of the landfill. When the final cell is filled and the operating life of the landfill is over, the final cell must be capped, the entire site must be closed and postclosure care and monitoring activities begin. The Companies have estimated, as of December 31, 1995, that total costs for final closure of the existing facility, including waste and tire removal, and postclosure activities, including cap maintenance, groundwater monitoring, methane gas monitoring and leachate treatment/ disposal for up to 10 years after closure and remediation costs, will approximate $6.0 million. In addition, the Companies have estimated, as of December 31, 1995, that capping costs expected to occur will approximate $1.5 million. The above amounts are net of costs to be shared by King George County under the terms of the landfill development agreement.

The above estimates are based on engineering reviews and the applicable state and federal regulations. Engineering reviews are performed annually. In performing the review, the Companies analyze actual costs incurred versus total estimated costs, update cost estimates to reflect current regulatory requirements and consider requirements of proposed regulatory changes. Amendments to current laws and regulations governing the Companies' operations or more stringent implementation thereof, or unfavorable cost variances could have a material adverse effect on the Companies' operations or require substantial capital expenditures.

9.    SIGNIFICANT CUSTOMER AND VENDOR:

A certain customer of the Companies accounted for approximately 76 percent of 1995 revenues. This customer also provides services to the Companies which accounted for 35 percent of 1995 cost of operations. Additionally, another customer accounted for approximately 15 percent of 1995 revenues.

The Companies receive services related to the development of the King George County landfill from a few vendors and contractors. Management believes they can purchase such services from other vendors and contractors similar to those currently offered whereby the Companies' operations would not be adversely affected.

10. COMMITMENTS AND CONTINGENCIES:

Commitments

As of December 31, 1995, the Companies have entered into various options to purchase land on which the King George County landfill treatment facility will be located as well as land adjacent to the landfill area. Substantially all of these options were exercised subsequent to year end for a total purchase price of approximately $5.7 million.

Leases

The Companies have entered into an operating lease agreement with King George County for the land on which the landfill treatment facility will be located. Rent will begin on this facility once operations commence. In addition, the Companies have entered into lease agreements for land and buildings where transfer stations are currently located or are to be constructed. Minimum future lease payments under these leases are as follows:

                Year ending December 31-
                        1996                        $   433,100
                        1997                          1,942,600
                        1998                          1,952,500
                        1999                          1,961,145
                        2000                          1,970,222
                        Thereafter                   54,757,204
                                                    -----------
                                                    $63,016,771
                                                    ===========

Litigation

The Companies have received notice from an Underwriter used in connection with the offering of its Industrial Revenue Bonds that the underwriter is entitled to certain fees and expenses ranging from $200,000 to $570,000. The Companies believes such fees are not owed and intend to vigorously contest the fees.

The Companies have received notice from a partnership that the partnership is entitled to a finder's fee for assisting the Company in obtaining third-party financing. The Companies believe that they have no liability in this matter and intend to contest the matter vigorously.

The Companies received notice from a third-party alleging breach of contract in connection with a contract to purchase certain property for $945,000. The Plaintiffs filed suit in March 1995 seeking approximately $595,000 in compensatory damages, plus $350,000 in punitive damages. The Companies believe that they have no liability in this matter and intend to contest the matter vigorously.

In addition to the above-described litigation, the Companies are involved in various other administrative proceedings, as well as other claims, disputes and assessments that could result in additional litigation or other proceedings. Management believes that the outcome of all of the matters discussed above will not have a material adverse effect on the Companies combined financial position or results of operations.

11.   SUBSEQUENT EVENTS:

In January 1996, the Companies obtained a working capital loan in the amount of $10 million from Sanifill. Proceeds of this loan were used to exercise substantially all outstanding land purchase options and for general working capital purposes. All of the land purchased by the Companies was deeded to King George County in accordance with the terms of the landfill development agreement. The Companies will lease this land from the county for operations of the landfill.

                         REPORT OF INDEPENDENT AUDITORS

To The Stockholders
The Orange Group Entities
Orlando, Florida

         We have audited the accompanying combined balance sheet of The Orange Group as of December 31, 1995, and the related combined statements of operations, retained earnings, and cash flows for the year then ended. These combined financial statements are the responsibility of the Group's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         As discussed in Note 15 to the combined financial statements, the Group sold substantially all of its tangible and real property on February 5, 1996.

         In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of The Orange Group as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                        /s/ OSBURN, HENNING AND COMPANY
July 13, 1996
Orlando, Florida

                                THE ORANGE GROUP

                             COMBINED BALANCE SHEET
                               December 31, 1995

 ASSETS

CURRENT ASSETS
    Cash                                                                $  146,321
    Accounts receivable                                                    912,305
                                                                        ----------
           Total current assets                                          1,058,626

LAND AND EQUIPMENT, net of accumulated depletion and depreciation        4,560,795

OTHER ASSETS                                                               116,395
                                                                        ----------
           Total assets                                                 $5,735,816
                                                                        ==========
    LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
    Note payable to bank                                                $   50,000
    Current maturities of long-term notes payable                          958,914
    Current maturities of long-term notes payable - stockholders           428,439
    Accounts payable                                                       552,006
                                                                        ----------
           Total current liabilities                                     1,989,359
                                                                        ----------
LONG-TERM LIABILITIES
    Notes payable, less current maturities                               3,490,105
    Notes payable - stockholders, less current maturities                  710,377
    Accrued closure and post-closure costs                                 632,974
                                                                        ----------
           Total long-term liabilities                                   4,833,456
                                                                        ----------
           Total liabilities                                             6,822,815
                                                                        ----------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT)
    Common stock                                                            10,720
    Additional paid-in capital                                             146,380
    Retained earnings (deficit)                                           (483,192)
                                                                        ----------
                                                                          (326,092)
    Less treasury stock                                                   (760,907)
                                                                        ----------
           Total stockholders' equity (deficit)                         (1,086,999)
                                                                        ----------
           Total liabilities and stockholders' equity (deficit)         $5,735,816
                                                                        ==========

See Notes to Combined Financial Statements.

                                THE ORANGE GROUP

                        COMBINED STATEMENT OF OPERATIONS
                          Year Ended December 31, 1995

SALES                                                         $7,798,100
                                                              ----------
COST OF SALES:
    Labor                                                      1,285,690
    Gas and oil                                                  856,681
    Materials                                                    777,637
    Depreciation and depletion                                   678,172
    Repairs and maintenance                                      653,683
    Trucking and hauling                                         498,077
    Insurance                                                    415,354
    Equipment rental                                             274,620
    Closure and post-closure provision                           154,046
    Other direct costs                                           464,735
                                                              ----------
                                                               6,058,695
                                                              ----------

           Gross profit                                        1,739,405
                                                              ----------

OPERATING EXPENSES:
    Salaries                                                     304,408
    Management fee expense                                       195,941
    Taxes and license                                            174,778
    Insurance                                                    174,377
    Legal and professional                                        78,683
    Office expense                                                68,937
    Telephone and utilities                                       65,833
    Rents                                                         65,331
    Other operating expenses                                      31,964
                                                              ----------
                                                               1,160,252
                                                              ----------

           Income from operations                                579,153
                                                              ----------
OTHER INCOME (EXPENSE):
    Interest                                                    (600,748)
    Loss on sale of assets                                       (21,753)
    Miscellaneous                                                 34,058
                                                              ----------
                                                                (588,443)
                                                              ----------
           Net loss                                           $   (9,290)
                                                              ==========

See Notes to Combined Financial Statements.

                                THE ORANGE GROUP

                    COMBINED STATEMENT OF RETAINED EARNINGS
                          Year Ended December 31, 1995

Retained earnings, beginning                                 $ 345,309

    Net loss                                                    (9,290)

    Dividends                                                 (819,211)
                                                            ----------
Retained earnings (deficit), ending                         $ (483,192)
                                                            ==========


See Notes to Combined Financial Statements.

                                THE ORANGE GROUP

                        COMBINED STATEMENT OF CASH FLOWS
                          Year Ended December 31, 1995

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss                                                             $  (9,290)
    Adjustments to reconcile net loss to net cash provided by
       operating activities:
          Amortization                                                       3,600
          Depletion                                                         32,247
          Depreciation                                                     645,925
          Loss on sale of assets                                            21,753
          Provision for post-closure costs                                 154,046
    Increase in:
          Accounts receivable                                             (131,035)
          Other assets                                                      (9,221)
    Increase in:
          Accounts payable                                                 242,739
                                                                         ---------
                 Net cash provided by operating activities                 950,764
                                                                         ---------

CASH FLOWS FROM INVESTING ACTIVITIES
    Purchase of equipment                                                 (311,621)
    Proceeds from sale of assets                                           265,976
                                                                         ---------
                 Net cash used in investing activities                     (45,645)
                                                                         ---------

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from long-term notes payable                                  474,073
    Repayment of long-term notes payable                                  (826,343)
    Proceeds from notes payable - stockholders                             348,000
    Repayment of notes payable - stockholders                             (147,603)
    Proceeds from note payable to bank                                      30,000
    Repayment of related party advances                                     (4,958)
    Dividends                                                             (819,211)
                                                                         ---------
                 Net cash used in financing activities                    (946,042)
                                                                         ---------

NET DECREASE IN CASH                                                       (40,923)

CASH, BEGINNING                                                            187,244
                                                                         ---------

CASH, ENDING                                                             $ 146,321
                                                                         =========
Supplemental disclosure of cash flow information:
    Cash paid during the year for interest                               $ 517,917
                                                                         =========

Supplemental disclosure of non cash investing and
    financing activities:
       Purchase of equipment with proceeds of notes payable              $ 157,167
                                                                         =========

       Reduction of notes payable through sale of asset                  $ 107,110
                                                                         =========

See Notes to Combined Financial Statements.

                                THE ORANGE GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

Note 1.  Principles of Combination

         The combined financial statements of The Orange Group (the Group) include the financial statements of Orange Waste, Recycling & Materials, Inc. (OWR), Orange Soil Cement, Inc. (OSC), Orange Trucking, Inc. (OTI), and Orange Transportation Corp. (OTC). OWR, OSC and OTI are owned fifty percent each by Randy Burden and Douglas Hooker. OTC is owned fifty percent by Messrs. Burden and Hooker, and fifty percent by a third party. The financial statements of the companies have been combined on the basis of common ownership and management. All significant balances and transactions between the companies have been eliminated in the accompanying combined financial statements.

Note 2.  Business Activity and Organization

         OWR was incorporated in 1981. Its principal business activity is the operation of a 70 acre Class III landfill and a 70 acre C & D landfill in Orange County, Florida. OWR also owns adjacent acreage which, when fully permitted, is expected to increase the size of the landfill by 50 acres. Its revenues are derived from the sale of soil excavated from the landfill (export), and the collection of fees from customers depositing qualifying waste into the landfill (import).

         OSC was incorporated in 1989. Its principal business activity is the mixing and sale of soil cement to road paving companies in the Central Florida area.

         OTI was incorporated in 1988. Its principal business activity is the hauling of soil for customers in the Central Florida area.

         OTC was incorporated in November, 1994. Its principal business activity is the hauling of waste materials from a collection site in South Florida and an OWR Orlando transfer station to OWR's landfill.

         Messrs. Burden and Hooker own another company, DTR, with which the Group has occasional financing transactions. Because of the common ownership of the Group and DTR, a note payable to DTR has been classified in the financial statements as note payable - stockholders.

                                THE ORANGE GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

Note 3.  Summary of Significant Accounting Policies

         Sales

           The companies comprising the Group use the accrual method of accounting. Sales are recognized upon product or service delivery. Cost of sales are recorded when sales are recognized.

         Accounts Receivable

           Accounts receivable are recorded net of the allowance for doubtful accounts that management deems necessary to allow for potentially uncollectible accounts. Based on its review of the detail of accounts comprising accounts receivable at December 31, 1995, management concluded no allowance was needed.

         Land and Equipment

           Land is recorded at cost, less accumulated depletion as related to the landfill. Depletion is recorded based on an estimate of soil removed as a percentage of the total soil available for removal.

           Equipment is recorded at cost, less accumulated depreciation. Depreciation is recorded based on the estimated useful lives of the assets using the straight-line method.

         Closure and Post-Closure Costs

           The Group member (OWR) which owns and operates the landfills accrues remaining estimated closure and post-closure costs on a unit-of-production method based on the landfills' estimated remaining airspace. The estimated accrual is treated as a long-term liability in the accompanying combined financial statements. See
           Note 7 for further discussion of these costs and accruals.

                                THE ORANGE GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

Note 3.  Summary of Significant Accounting Policies - (Continued)

         Income Taxes

           The members of the Group, with the consent of their stockholders, have elected to have their income or loss taxed under Section 1372 of the Internal Revenue Code, which provides that, in lieu of corporate income taxes, the stockholders are taxed on or receive deduction for their proportionate share of the income or loss. Accordingly, no income tax provision or benefit has been made in the accompanying combined financial statements.

Note 4.  Land and Equipment

         Land and equipment at December 31, 1995 are comprised of the following:

                             OWR          OSC         OTI          OTC           Combined
                         ----------     --------    --------   ----------       ----------
Land                     $  759,513     $124,747    $      -   $        -       $  884,260
Equipment                 1,205,612      333,509     915,518    2,581,685        5,036,324
                         ----------     --------    --------   ----------       ----------
                          1,965,125      458,256     915,518    2,581,685        5,920,584

Accumulated
     depreciation          (290,584)    (205,172)   (297,105)    (346,000)      (1,138,861)
Accumulated
     depletion             (220,928)           -           -            -         (220,928)
                         ----------     --------    --------   ----------       ----------
Land and
     equipment,
     net                 $1,453,613     $253,084    $618,413   $2,235,685       $4,560,795
                         ==========     ========    ========   ==========       ==========

     Depreciation and depletion in 1995 were $645,925 and $32,247, respectively.

Note 5.  Note Payable to Bank

         OSC has a $50,000 line of credit with a bank. The line bears interest at the rate of prime plus 1.5% and matures May 1, 1996. The loan is secured by the accounts receivable of OSC which totalled approximately $198,000 at December 31, 1995.

                                THE ORANGE GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

Note 6.  Long-Term Notes Payable

         Long-term notes payable at December 31, 1995 consist of the following:

           AmSouth Bank; due $12,450 monthly, including interest
              at 8% until September, 1996; thereafter, at prime
              plus 1.5%; matures April 13, 1998; collateralized
              by landfill                                                      $1,217,613

           Equipment notes in original amount of $1,404,903;
              payable $29,273 per month principal and interest
              (9.365%); maturing January, 2000; collateralized
              by rolling stock with a carrying value at 12/31/95
              of $1,205,880                                                     1,196,929

           Equipment note of $1,156,213; payable $19,120 per
              month principal and interest (8.273%); payments
              beginning January, 1995; maturing January, 2000;
              collateralized by trailers with a carrying value
              at 12/31/95 of $1,011,685                                           994,076

           Equipment notes payable at approximately $28,500
              per month; at rates ranging from 7.33% to 14.94%;
              maturing from March, 1996 to March, 1998;
              collateralized by equipment with a carrying value
              at 12/31/95 of $699,233                                             631,662

           Two equipment notes in original amount of $481,969;
              payable $10,541 per month principal and interest
              (8.65% and 11.1%); maturing April, 1998 and March,
              1999; collateralized by rolling stock with a
              carrying value at 12/31/95 of $359,810                              348,387

           Two mortgages payable at various intervals
              equalling approximately $33,000 per year; at rates
              of 8% and 8.5%; maturing April, 1996 and
              December, 1998; collateralized by land                               60,351

           Stockholder notes; unsecured; interest rates
              ranging from 11.75% to 12.65%; aggregate monthly
              payment totalling $12,674; any unpaid balances
              due November, 2003                                                  765,817

           Stockholder advances at 10% due on demand                              373,000
                                                                               ----------
                                                                                5,587,835
           Less current maturities                                             (1,387,353)
                                                                               ----------
                                                                               $4,200,482
                                                                               ==========

CONTINUED ON NEXT PAGE

                                THE ORANGE GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

Note 6.  Long-Term Notes Payable - (Continued)

         Maturities of long-term notes payable as of December 31, 1995 are as follows:

                          Unrelated
                           Parties        Stockholders        Total
                         ----------       ------------      ----------
         1996            $  958,914        $  428,439       $1,387,353
         1997               876,198            69,965          946,163
         1998             1,808,323            78,908        1,887,231
         1999               576,138            88,996          665,134
         2000               229,446           100,374          329,820
         Thereafter               -           372,134          372,134
                         ----------        ----------       ----------
                         $4,449,019        $1,138,816       $5,587,835
                         ==========        ==========       ==========

         Composition of long-term notes payable by company is as follows:

                          Unrelated
                           Parties        Stockholders        Total
                         ----------       ------------      ----------
         OWR             $1,885,768        $  237,635       $2,123,403
         OSC                  6,198           237,015          243,213
         OTI                348,386           291,166          639,552
         OTC              2,208,667           373,000        2,581,667
                         ----------        ----------       ----------
                         $4,449,019        $1,138,816       $5,587,835
                         ==========        ==========       ==========

         All of the above debt, as well as a $54,000 early pay-off penalty, was paid in February, 1996 upon the sale of the business discussed in Note 15. The early pay-off penalty has been expensed in these financial statements, and is included in accounts payable in the accompanying balance sheet.

Note 7.  Closure and Post-Closure Costs

         The Group (OWR) has material future financial obligations relating to the closure of the filled areas of its landfills during their productive lives, and the final closure and post-closure care at the end of their productive lives. Landfills are typically developed in a series of cells, each of which is constructed, filled and capped in sequence over the productive life of the landfill. When the final cell is filled, it must be capped, the entire site closed, and the post-closure care and monitoring activities begin. As of December 31, 1995, the Group estimated the capping costs expected to occur and be expensed over the landfills' useful lives to be $2,423,000. At December 31, 1995, the Group expects total costs for final closure and post-closure activities, including cap maintenance, groundwater monitoring and other maintenance activities for up to thirty years after closure, will approximate $1,827,000.

         The $632,974 closure and post-closure accrual at December 31, 1995 is based on the above estimated total costs factored by the estimated remaining airspace at December 31, 1995.

CONTINUED ON NEXT PAGE

                                THE ORANGE GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

Note 7.  Closure and Post-Closure Costs - (Continued)

         Pursuant to applicable State of Florida regulations, a portion of the post-closure costs as estimated under a regulatory method must either be funded and escrowed currently, or a letter of credit or surety bond placed with the State to assure the long-term care required. OWR has met this obligation primarily by the funding of a separate, restricted escrow cash account. Restricted cash escrowed for this purpose was $61,358 at December 31, 1995, and is included in other assets on the accompanying combined balance sheet. In addition, OWR has posted a $25,000 letter of credit related to the estimated post-closure activities.

Note 8.  Components of Sales and Cost of Sales

         Components of 1995 sales and cost of sales by company, after elimination of intercompany transactions, are as follows:

                                    OWR            OSC          OTI         OTC           Combined
                                -----------    ----------   ----------   ----------      ----------
     Sales:
         Landfill import
           and export           $ 2,584,793    $        -   $        -   $        -      $2,584,793
         Soil cement                      -     1,622,527            -            -       1,622,527
         Trucking                         -             -    1,110,471    2,480,309       3,590,780
                                -----------    ----------   ----------   ----------      ----------
                                  2,584,793     1,622,527    1,110,471    2,480,309       7,798,100
                                -----------    ----------   ----------   ----------      ----------
     Cost of sales:
         Labor                      300,869        50,665      244,274      689,882       1,285,690
         Gas and oil                 79,674         7,184      125,168      644,655         856,681
         Materials                        -       777,637            -            -         777,637
         Depreciation and
           depletion                200,846        36,572      118,169      322,585         678,172
         Repairs and
           maintenance              207,074       145,049       74,670      226,890         653,683
         Trucking and hauling         1,524        76,405      371,636       48,512         498,077
         Insurance                   33,243         8,717       89,675      283,719         415,354
         Equipment rental           126,272         6,100            -      142,248         274,620
         Closure and post-
           closure accrual          154,046             -            -            -         154,046
         Other direct costs         215,747        26,782       75,728      146,478         464,735
                                -----------    ----------   ----------   ----------      ----------
                                  1,319,295     1,135,111    1,099,320    2,504,969       6,058,695
                                -----------    ----------   ----------   ----------      ----------
         Gross profit (loss)    $ 1,265,498    $  487,416   $   11,151   $  (24,660)     $1,739,405
                                ===========    ==========   ==========   ==========      ==========

                                THE ORANGE GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

Note 9.  Stockholders' Equity (Deficit)

         Components of stockholders' equity (deficit) by Company at December 31, 1995 are as follows:

                                    OWR            OSC          OTI             OTC            Combined
                                -----------      --------     --------       ---------        -----------
     Common stock
         ($1 par)               $     7,500 (a)  $    120(b)  $  3,000 (c)   $     100 (d)    $    10,720
     Additional
         paid-in
           capital                  108,500        37,880            -               -            146,380
     Retained
         earnings
           (deficit)               (387,204)      122,986      134,000        (352,974)          (483,192)
                                -----------      --------     --------       ---------        -----------

         Subtotal                  (271,204)      160,986      137,000        (352,874)          (326,092)

     Less treasury
         stock                     (730,907)(e)         -      (30,000)(f)           -           (760,907)
                                -----------      --------     --------       ---------        -----------

         Total                  $(1,002,111)     $160,986     $107,000       $(352,874)       $(1,086,999)
                                ===========      ========     ========       =========        ===========

     (a)   7,500 shares authorized and issued; 2,000 shares outstanding
     (b)   3,000 shares authorized; 120 shares issued and outstanding
     (c)   3,000 shares authorized and issued; 2,000 shares outstanding
     (d)   1,000 shares authorized; 100 shares issued and outstanding
     (e)   5,500 shares, at cost
     (f)   1,000 shares, at cost

Note 10.   Related Party Transactions

           The members of the Group have ongoing dealings with other affiliated companies which do not belong to the Group. Specifically, among other things, certain of these affiliates provide management and accounting services and rent equipment to and from the Group. The amounts charged (or not charged) for the above services and rentals are informally determined by management, and are influenced by the existence of the related party affiliations.


CONTINUED ON NEXT PAGE

                                THE ORANGE GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

Note 10.   Related Party Transactions - (Continued)

           During 1995, rental income of $39,574 was received from Orange Waste East, rent expense and repairs expense of $176,063 was paid to Southeast Rental and Leasing, Inc. (SRL), and management fees of $195,941 were paid to ROBCO, EOM, and CFCD, Inc. - all related parties by common ownership. Accounts payable on December 31, 1995 includes a $50,367 payable to SRL.

           As mentioned in Note 1, OTC is jointly owned with a third party. This third party owns an otherwise unrelated corporation, Waste Magic Recyclers, Inc. (WMR), with which the Group conducts ongoing business transactions. Sales revenue of $3,349,133 from WMR was recorded during 1995. Accounts receivable on December 31, 1995 includes a $295,539 receivable from WMR.

           All sales of equipment and related gains and losses were to related parties.

Note 11.   Leases

           The Group leases equipment, vehicles and trailers under seven separate operating leases. The required future minimum lease payments at December 31, 1995 are as follows:

                                                    Annual
                                                    Payment
                                                   ---------
         1996                                      $ 390,878
         1997                                        304,378
         1998                                        270,694
         1999                                        174,308
         2000                                         14,526

Note 12.   Concentrations

           Financial statement instruments which potentially subject the Group to concentrations of credit risk consist principally of temporary cash investments and trade receivables. The Group places its temporary cash investments with high quality financial institutions. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers and generally short payment terms. However, substantially all of the Group's credit customers are Central Florida businesses and are thus susceptible to changes in that economy.

           A significant portion of the Group's sales during 1995 were to WMR. The loss of this customer could have a significant impact on the Group's operations.

                                THE ORANGE GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

Note 13.   Significant Risks And Uncertainties

           The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues and expenses. For the Group, such estimates significantly affect the recovery period of long-lived assets and the expense accrual for landfill closure and post-closure costs. Since such estimates relate to unsettled transactions and events as of the balance sheet date, actual results, upon settlement, will differ from those estimated in preparing the financial statements.

           The Group's landfill activities are conducted under governmental permits with fixed durations. Upon expiration of the permit period, the permits are typically renewed, although the renewal review period may be protracted. It is possible that the terms and conditions of a renewed permit could differ from those of the former permit, thus potentially affecting the comparability of the results of operations currently to those in the future. At December 31, 1995 and February 5, 1996, two of the Group's several landfill operation permits were in the renewal review process. Management expects these permits to be renewed in due course and is unaware of any pending changes that might have a significant adverse affect on the landfill operations.

Note 14.   Fair Value of Financial Instruments

           There were no material differences in the recorded accounts of financial instruments and their related fair values at December 31, 1995. The estimated fair value of the note payable to bank, long-term notes payable, and long-term notes payable to stockholders was determined based on the pay off of such indebtedness at face value in connection with the February 5, 1996 sale discussed in Note 15 to the financial statements.

                                THE ORANGE GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

Note 15.   Event Subsequent to December 31, 1995

           On February 5, 1996 the Group sold substantially all of its tangible and real property. A portion of the purchase price was in the form of assumption and/or liquidation of debt and leases associated with such assets, as well as pay-off of indebtedness to the Group's stockholders. The balance of the purchase price was allocated between cash and stock of the purchaser.

           In addition to their operating assets, the members of the Group sold other contractual rights and their business names, and the stockholders agreed not to compete with the businesses after the transaction is consummated. Accordingly, the business purpose of the members of the Group under the current management and ownership has ceased and none of the Group remains viable in the business activity they conducted during 1995.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders of the Combined Companies:

We have audited the accompanying combined balance sheet of the Combined Companies, as defined in Note 1, as of December 31, 1995, and the related combined statements of operations, stockholders' equity and partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Combined Companies' managements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Combined Companies as of December 31, 1995, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ ARTHUR ANDERSEN LLP

Houston, Texas
September 13, 1996

                   COMBINED COMPANIES (CITY, ALPINE AND LGI)

                             COMBINED BALANCE SHEET
                               DECEMBER 31, 1995

                                     ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                                    $  729,867
   Accounts receivable, net of allowance for doubtful
      accounts of $25,468                                          199,602
   Prepaid expenses and other                                       16,303
   Deferred income taxes                                            99,479
                                                                ----------
                Total current assets                             1,045,251
   Property and equipment, net                                   1,271,183
   Deferred income taxes                                            29,959
   Other assets, net                                               578,234
                                                                ----------
                Total assets                                    $2,924,627
                                                                ==========


           LIABILITIES AND STOCKHOLDERS' EQUITY AND PARTNERS' CAPITAL

CURRENT LIABILITIES:
   Current maturities of long-term debt                         $  319,973
   Current maturities of notes payable to
      related parties                                               16,879
   Accounts payable                                                172,712
   Accrued liabilities                                              63,944
   Deferred revenue                                                180,445
   Income taxes payable                                            119,300
                                                                ----------
                Total current liabilities                          873,253

LONG-TERM DEBT, net of current maturities                        1,195,694

NOTES PAYABLE TO RELATED PARTIES, net of
   current maturities                                               86,353

DEFERRED REVENUES                                                  232,456
                                                                ----------
                Total liabilities                                2,387,756
                                                                ----------

STOCKHOLDERS' EQUITY AND PARTNERS' CAPITAL:
   Common stock                                                      1,100
   Retained earnings and partners' capital                         535,771
                                                                ----------
                Total stockholders' equity and
                   partners' capital                               536,871
                                                                ----------
                Total liabilities and stockholders'
                   equity and partners' capital                 $2,924,627
                                                                ==========


              The accompanying notes are an integral part of this
                         combined financial statement.

                    COMBINED COMPANIES (CITY, ALPINE AND LGI)

                        COMBINED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

OPERATING REVENUES                                                  $5,223,327

COSTS AND EXPENSES:
  Operating                                                          2,928,279
  General and administrative                                         1,362,885
  Depreciation and amortization                                        462,252
                                                                    ----------
                                                                     4,753,416
        Income from operations                                         469,911

OTHER INCOME (EXPENSE):
  Interest expense                                                    (135,265)
  Other expense                                                        (45,601)
  Interest and other income                                             25,269
                                                                    ----------
                                                                      (155,597)
                                                                    ----------
        Income before income taxes                                     314,314

PROVISION FOR INCOME TAXES                                              49,098
                                                                    ----------
        Net income                                                  $  265,216
                                                                    ==========


              The accompanying notes are an integral part of this
                         combined financial statement.

                  COMBINED COMPANIES (CITY, ALPINE AND LGI)

       COMBINED STATEMENT OF STOCKHOLDERS' EQUITY AND PARTNERS' CAPITAL

                     FOR THE YEAR ENDED DECEMBER 31, 1995


                                                                        Retained
                                            Common Stock              Earnings and
                                       ----------------------          Partners'
                                       Shares          Amount           Capital              Total
                                      --------        --------        -------------         -------
BALANCE, December 31, 1994             10,100          $1,100           $368,019           $369,119
  Net income                              -               -              265,216            265,216
  Distributions                           -               -              (97,464)           (97,464)
                                       ------          ------           --------            -------
BALANCE, December 31,1995              10,100          $1,100           $535,771            $536,871
                                       ======          ======           ========            ========

             The accompanying notes are an integral part of this
                        combined financial statement.

                  COMBINED COMPANIES (CITY, ALPINE AND LGI)

                       COMBINED STATEMENT OF CASH FLOWS

                     FOR THE YEAR ENDED DECEMBER 31, 1995


CASH FLOWS FROM OPERATING ACTIVITIES:                                 $ 265,216
 Net income
 Adjustments to reconcile net income to net cash provided by operating activities-
  Depreciation and amortization                                         462,252
  Provision for doubtful accounts                                        25,468
  Deferred income taxes                                                 (78,611)
  Loss on sale of assets                                                  6,316
  Changes in assets and liabilities-
   Accounts receivable                                                  (16,521)
   Prepaid expenses and other                                            20,159
   Accounts payable and accrued liabilities                              18,407
   Deferred revenue                                                     278,417
   Income taxes payable                                                  88,819
                                                                      ---------
                    Net cash provided by operating activities         1,069,922
                                                                      =========
CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchases of property and equipment                                   (477,910)
 Purchase of service route                                             (253,317)
                                                                      ---------
                    Net cash used in investing activities              (731,227)
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from borrowings                                               616,700
 Repayments of borrowings                                              (392,370)
 Distributions to partners                                              (97,464)
                                                                      ---------
                    Net cash provided by financing activities           126,866
                                                                      ---------

NET INCREASE IN CASH                                                    465,561

CASH AT BEGINNING OF PERIOD                                             264,306
                                                                      ---------
CASH AT END OF PERIOD                                                 $ 729,867
                                                                      ---------

SUPPLEMENTAL CASH FLOW INFORMATION:
 Cash paid for taxes                                                  $    -
                                                                      ---------
 Cash paid for interest                                               $ 135,575
                                                                      ---------



    The accompanying notes are an integral part of this combined financial statement.

                  COMBINED COMPANIES (CITY, ALPINE AND LGI)


                    NOTES TO COMBINED FINANCIAL STATEMENTS


                              DECEMBER 31, 1995


1.  ORGANIZATION AND BUSINESS

The accompanying combined balance sheet and related combined statements of operations, stockholders' equity and partners' capital and cash flows include the following companies (collectively, the Combined Companies).

City Disposal, Inc. (City), provides waste collection and recycling services primarily in Denver, Colorado.

Alpine Disposal and Recycling, Inc. (Alpine), provides waste collection and recycling services in Portland, Oregon.

L.G. Industries, Inc. (LGI), operates a construction and demolition waste transfer station and holds a 50 percent interest in a joint venture with Garnet of Maryland (a subsidiary of Sanifill, Inc.). This joint venture operates a municipal solid waste transfer station. LGI and the joint venture operate in the same facility in Washington, D.C., and serve customers primarily in the Washington, D.C., and Annapolis, Maryland, markets.

In February, May and August 1996, Sanifill, Inc. (Sanifill), acquired City, Alpine and LGI, respectively. The purchase price for each of these companies is sufficient to allow each company to recover the recorded value of its assets.

Sanifill intends to integrate the Combined Companies into its existing operations.

2.  SUMMARY OF SIGNIFICANT
    ACCOUNTING POLICIES:

Fiscal Year

Although the accompanying combined financial statements are dated as of and for the year ended December 31, 1995, one of the companies has a fiscal year-end of October 31, 1995. The combined financial statements include 12 months of the Combined Companies' operations, the fiscal year-ends of which are all within 93 days of the December 31, 1995, year-end.

Revenue Recognition

The Combined Companies' revenues are comprised primarily of collection fees charged to customers and sales of recyclables. Revenues are recorded in the combined financial statements as the services are performed.

Operating Costs

Operating costs include labor, fuel, equipment maintenance, disposal fees and other direct costs of operating the collection and recycling operations.

General and Administrative Expenses

General and administrative expenses include corporate management salaries, clerical and other administrative overhead.

Property and Equipment

Property and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized. Minor replacements, maintenance and repairs which do not improve or extend the life of such assets are charged to operations as incurred. Disposals are removed at cost less accumulated depreciation and amortization, and any resulting gain or loss is reflected in current operations. The Combined Companies have computed depreciation for financial reporting purposes on the straight-line method. The estimated lives used in computing depreciation are as follows:


                                                              YEARS
                                                            ----------
               Machinery and equipment                      3-10 years
               Buildings and improvements                   3-31 years


Other Assets

Other assets consist primarily of contracts purchased by one of the Combined Companies (Alpine) to provide trash collection services to residential and commercial customers within the city of Portland, Oregon. The purchased contracts are accounted for using the purchase method of accounting and are amortized over the life of each contract, ranging from three to 15 years.

The financial results of the purchased contracts have been included in the combined financial statements of the Combined Companies from the date each contract was purchased. During the year ended December 31, 1995, Alpine purchased one contract from the city of Portland, Oregon, for $253,317 which is being amortized over the life of the contract, three years. The pro forma effect of the purchased contract for the full year was not material to the results of operations or financial position for the Combined Companies.

Use of Estimates

The preparation of financial statements in conformity with generally accepted principles requires the Combined Companies to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and affect the reported amounts of revenues and expenses during the reporting period.

Income Taxes

Alpine is a partnership for federal income tax purposes. In accordance with the partnership provisions of the Internal Revenue Code, the earnings of Alpine are included in the personal tax returns of the partners; therefore, no federal or state income tax expense is recorded in the accompanying combined financial statements for the income of this entity.

City and LGI are C Corporations for federal income tax purposes. City and LGI use the liability method in accounting for income taxes. Under this method, deferred taxes are recorded based upon differences between the financial reporting basis and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

3. STOCKHOLDERS' EQUITY:

Common stock of the corporate entities as of December 31, 1995, consists of the following:

                                                                       Shares
                                                       Shares        Issued and
        Combined Company        Par Value            Authorized      Outstanding
        ----------------        ---------            ----------      -----------
        City Disposal, Inc.       No par                50,000          10,000
        L.G. Industries, Inc.     No par                10,000             100

4. PROPERTY AND EQUIPMENT:

A summary of property and equipment as of December 31, 1995, is as follows:

           Machinery and equipment                      $1,972,347
           Buildings and improvements                      157,134
                                                        ----------
                                                         2,129,481

           Less-Accumulated depreciation
             and amortization                              858,298
                                                        ----------
                  Total Property and equipment, net     $1,271,183
                                                        ==========

Maintenance and repairs charged to operations during 1995 were approximately $227,287.

5. OTHER ASSETS:

A summary of other assets, net of accumulated amortization, as of December 31, 1995, is as follows:


           Route Costs                                  $  569,160
           Other assets                                      9,074
                                                        ----------
                Total other assets                      $  578,234
                                                        ==========

6. ACCRUED LIABILITIES:

Accrued liabilities and other consist of the following at December 31, 1995:


           Accrued wages                                $   13,134
           Other accruals                                   50,810
                                                        ----------
                Total accrued liabilities and other     $   63,944
                                                        ==========

7. LONG-TERM OBLIGATIONS:

Long-Term Debt

Long-term debt consists of the following as of December 31, 1995:


Notes payable, maturing in varying amounts from December 1996
  through July 2004, with interest ranging from 7.8% to 10.5%        $1,089,572
Notes payable, due in March 2001, with interest at prime
  plus 2.75%                                                            371,095
Line of credit with a bank, due in January 1996, with interest
  at prime plus 3%                                                       55,000
                                                                     ----------
                                                                      1,515,667
Less-Current maturities                                                 319,973
                                                                     ----------
        Long-term debt, net of current maturities                    $1,195,694
                                                                     ==========

Notes Payable to Related Parties

Notes payable to related parties consists of the following as of December 31, 1995:

  Notes payable, maturing in varying amounts from December 1997
  through November 2004, with interest ranging from 8% to 10%           $103,232
    Less-Current maturities                                               16,879
                                                                        --------
     Long-term debt to related parties, net of current maturities       $ 86,353
                                                                        ========

Interest expense for 1995 on related-party debt totaled $6,962.

Aggregate maturities of long-term debt and notes payable to related parties are as follows:

     Year ending December 31
      1996                                                        $  336,852
      1997                                                           264,923
      1998                                                           238,039
      1999                                                           233,155
      2000                                                           235,924
      Thereafter                                                     310,006
                                                                  ----------
           Total                                                  $1,618,899
                                                                  ==========

The notes payable are collateralized by various property and equipment of the Combined Companies.

8. RELATED-PARTY TRANSACTIONS:

In February 1995, LGI entered into a joint venture agreement with Garnet of Maryland (GOM) for the operation of a municipal solid waste transfer station in Washington, D.C. Under the terms of this agreement, the joint venture (LGI/GOM) is operated in a Washington, D.C. facility leased by LGI. LGI leases this facility to LGI/GOM under a sublease agreement. Furthermore, under the terms of the joint venture agreement, LGI receives reimbursement of various operating expenses and receives a guaranteed royalty of at least $25,000 per month. In the event that LGI/GOM's net income exceeds $25,000 per month, LGI and GOM participate in profits on a 50/50 basis, with any amounts paid to LGI under the $25,000 guarantee, reducing the amount of profit allocable to LGI. As a condition to entering into the joint venture agreement, LGI received a payment of $250,000 from GOM as an access fee. This amount is recorded in deferred revenue and is being amortized over the life of the agreement (10 years). The table below details LGI's related-party transactions for 1995:

     Guaranteed royalties                                    $250,000
     Reimbursement of operating expenses                       14,400
     Reimbursement of rent expense                            192,984
     Accounts receivable from LGI/GOM                         160,800

9. FEDERAL INCOME TAXES:

Deferred tax assets and liabilities are recognized and presented considering the future consequences of temporary differences between the financial statement basis and the tax basis of assets and liabilities using the tax rates in effect during the period when taxes are actually paid or recovered.

Federal income taxes have been provided based on the statutory rate of 34 percent plus applicable state taxes. Components of the income tax provision reflected in the accompanying combined statement of operations for the year ended December 31, 1995, consist of the following:

      Current -
        Federal                                                   $ 31,348
        State                                                       96,361
                                                                  --------
             Total                                                 127,709
                                                                  --------
      Deferred -
        Federal                                                    (63,492)
        State                                                      (15,119)
                                                                  --------
             Total                                                 (78,611)
                                                                  --------
             Total income tax provision                           $ 49,098
                                                                  ========

A reconciliation of the total income tax provision to the amounts calculated by applying the federal statutory tax rate is as follows:

      Tax at statutory rate                                       $106,867
      State taxes                                                    7,463
      Utilization of prior-year net operating losses               (31,654)
      Effect of excluding income of partnership                    (33,578)
                                                                  --------
             Total income tax provision                           $ 49,098
                                                                  ========

The components of deferred income tax assets and liabilities are as follows:

                                                     Current      Long-Term
                                                    ---------     ---------
      Deferred income tax assets -
        Deferred revenue                            $59,429       $95,019
        Cash to accrual conversions                  20,625          --
        State tax credits                            19,425          --
                                                    -------       -------
            Total deferred income tax assets         99,479        95,019
                                                    -------       -------
      Deferred income tax liabilities -
        Property and equipment                         --          65,060
                                                    -------       -------
            Total deferred income tax liabilities      --          65,060
                                                    -------       -------
      Net deferred income tax asset                 $99,479       $29,959
                                                    =======       =======

The components of deferred income tax benefit for 1995 are as follows:

      Deferred revenues                                       $(56,982)
      Depreciation                                              22,231
      Cash to accrual conversions                              (43,860)
                                                              --------
      Deferred income tax benefit                             $(78,611)
                                                              ========

10. COMMITMENTS AND CONTINGENCIES:

Leases

The Combined Companies have various operating leases for facilities and equipment. Rental expense under operating and month-to-month leases, net of subleases, was $118,142 for the year ended December 31, 1995.

LGI entered into an operating lease for the Washington, D.C., coliseum for the purpose of operating a construction and demolition transfer station. As discussed in Note 8, LGI entered into a sublease agreement for this property whereby rent expense is 100 percent reimbursed by LGI/GOM. Future minimum lease payments, net of subleases, are as follows:

                1996                               $  153,500
                1997                                  163,000
                1998                                  172,900
                1999                                  181,545
                2000                                  190,622
                Thereafter                            757,204
                                                   ----------
                                Total              $1,618,771
                                                   ==========

Other than the lease described above, the Combined Companies have no significant long-term noncancelable operating lease obligations.

Litigation

The Combined Companies are involved in certain claims and litigation arising in the normal course of business. Management believes the outcome of such matters will not have an adverse effect on the Combined Companies' combined financial position or results of operations.

11. SUBSEQUENT EVENTS:

On August 30, 1996, Sanifill merged into USA Waste, Inc. (USA). Under the terms of the merger, each share of Sanifill's outstanding common stock was exchanged for 1.70 shares of USA common stock. In addition, USA assumed all of Sanifill's options and warrants outstanding.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        USA WASTE SERVICES, INC.


                                        By   /s/ GREGORY T. SANGALIS
                                          -------------------------------------
                                             Gregory T. Sangalis
                                             Vice President, General Counsel
                                             & Secretary


November 13, 1996

                            USA WASTE SERVICES, INC.

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                   DESCRIPTION OF EXHIBIT
-------                  ----------------------
 23.1           Consent of Independent Auditors
 23.2           Consent of Independent Accountants
 23.3           Consent of Independent Auditors
 23.4           Consent of Independent Auditors
 23.5           Consent of Independent Auditors
 23.6           Consent of Independent Public Accountants
 23.7           Consent of Independent Auditors